                              AIM GLOBAL AGGRESSIVE
                                   GROWTH FUND


[AIM LOGO APPEARS HERE]            ANNUAL REPORT               OCTOBER 31, 1997

                     -------------------------------------

                        AIM GLOBAL AGGRESSIVE GROWTH FUND

                         For shareholders who seek long-

                             term growth of capital.

                         The Fund invests in a portfolio

                           of global equity securities

                        of small capitalization companies

                               with above-average

                               earnings momentum.

                     -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Aggressive Growth Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The performance of the Fund's Class B shares and C shares will differ from that of Class A shares due to differences in sales charge structure and Fund expenses.
o   Class C shares commenced sales on August 4, 1997.
o Performance figures for Class A and Class B shares are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o International investing presents certain risks not associated with investing solely in the U.S. These include risks relating to fluctuations in the value of the U.S. dollar relative to the value of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Morgan Stanley Capital International World Index is a group of unmanaged global securities tracked by Morgan Stanley Capital International.
o Standard & Poor's Corporation (S&P) is a credit-rating agency. The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. Results shown assume the reinvestment of dividends.
o Lipper Analytical Services, Inc., is an independent mutual fund performance monitor. The unmanaged Lipper International Fund Index represents an average of the performance of the 30 largest international mutual funds.
o The Dow Jones Industrial Average is a price-weighted average of 30 actively traded primarily industrial stocks.
o The Europe, Australia, and Far East Index (EAFE) is a group of unmanaged foreign securities tracked by Morgan Stanley Capital International.
o The NASDAQ (National Association of Securities Dealers Automated Quotation system) Composite Index is a group of more than 4,500 unmanaged over-the-counter securities widely regarded by investors to be representative of the small- and medium-sized company stock universe.
o An investment cannot be made in the indexes listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.


                 MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS
           ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY;
           ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY,
         ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS,
              INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

          This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.

                                                           The Chairman's Letter

                  Dear Fellow Shareholder:

                  The fiscal year ended October 31 experienced no let-up in the
    [PHOTO OF     volatility in equity markets, and it closed on an unsettling
   Charles T.     note. In late October, in the wake of a currency crisis in
     Bauer,       Southeast Asia, the stock market experienced its first 10%
  Chairman of     correction since 1991. On Monday, October 27, the New York
  the Board of    Stock Exchange closed to deal with market volatility for the
    THE FUND      first time in its history when the Dow Jones Industrial
  APPEARS HERE]   Average fell 554 points, the index's largest point decline ever. It is important to note that in percentage terms, this was a drop of 7.18%, far smaller than the 22.61% decline that occurred October 19, 1987. Fortunately, this time the market snapped back, and the Dow regained 337 points the next day.
                  As of this writing, markets continue to recover.
                      Many investment managers, including AIM, had cautioned
                  that a correction was inevitable, that the relentless rise in benchmarks like the Dow could not continue. In less than 12 months, the Dow had climbed from 6010 on October 14, 1996, to reach its all-time high of 8259 on August 6, 1997.
    When markets become overvalued, no one knows what will precipitate a decline. No one foresaw that a currency devaluation by Thailand beginning during the summer would lead to worldwide stock market turmoil.
    Despite recent activities, the fiscal year ended October 31 brought domestic equity investors excellent returns: The Dow was up almost 26%; the broader S&P 500, more than 32%; the NASDAQ small-cap index, 30.46%. International investments, while positive, weren't as robust; the EAFE Index rose 4.63%. On the following pages, your Fund managers discuss how your Fund performed in this market context and their outlook for the future.

REALISTIC EXPECTATIONS
The 1100-point decline in the Dow between early August and late October was the latest in a series of market breaks. Between mid-March and mid-April of this year, for example, the Dow dropped almost 10%.
    Many investors, including professional fund managers, have become accustomed to buying on these market breaks because the market has bounced back quickly. From its 1997 low of 6391 on April 11, the Dow took less than four months to rise almost 2000 points to its all-time high.
    However, this time could be different. Many investors have developed two unrealistic expectations: first, a belief that stocks can rise more than 20% a year indefinitely; and second, confidence that the market always rebounds swiftly from a decline.
    Neither notion is historically correct. History tells us that over the long term, average annual total return for stocks is about 10%, not 20%. And those of us who have been in this business for many years remember the bear market of the 1970s, when the market experienced a series of declines and recovery was very slow.
    Nevertheless, there is reason for optimism, including sound fiscal policy steadily shrinking the federal deficit, stable interest rates, and a strong economy unharmed by inflation. Despite recent events in Asia, it is difficult to be pessimistic about the U.S. economy and, indeed, about most of the developed economies in the world.
    We are pleased to send you this report on your Fund. Please contact our Client Services department at 800-959-4246 if you have any questions or comments. Don't forget that automated information about your AIM account is available 24 hours a day on the AIM Investor Line, 800-246-5463. Or visit our Web site, at www.aimfunds.com.


Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman


                      -----------------------------------

                           Despite recent activities,

                                 the fiscal year

                                ended October 31

                        brought domestic equity investors

                               excellent returns.

                      -----------------------------------

The Managers' Overview

EUROPEAN AND LATIN AMERICAN GROWTH RETURNS OFFSET "ASIAN FLU"

A roundtable discussion with the Fund management team for AIM Global Aggressive Growth Fund for the fiscal year ended October 31, 1997.

--------------------------------------------------------------------------------
Q. WORLD EQUITY MARKETS HAD A VOLATILE YEAR. HOW DID THE FUND PERFORM DURING THE REPORTING PERIOD?

A. The Fund's total return was 9.65% for Class A shares and 9.11% for Class B shares for the fiscal year ended October 31, 1997 (Class C shares commenced sales on August 4, 1997). Comparatively, the Morgan Stanley Capital International (MSCI) World Index of global stocks gained 16.77% during the reporting period. It is important to note that the MSCI World Index tracks the performance of global large-company stocks and not global small-company stocks in which your Fund invests. There is no true MSCI benchmark for global small-company equity performance. The Fund's net assets grew $763 million to $2.49 billion at the end of the reporting period.

Q. WHAT WERE SOME OF THE MAJOR INFLUENCES ON THE FUND'S PORTFOLIO OVER THE PAST 12 MONTHS?

A. In the United States, the reporting period was "a tale of two markets." During the first six months of the fiscal year ended April 30, 1997, large-company stocks were the undisputed market kings as the Standard and Poor's Composite Index of 500 Stocks (S&P 500) rose 14.75% compared to a 1.61% rise for the Russell 2000 Index, which tracks small-cap stocks. However, from May 1 until October 31, 1997, small-caps greatly outperformed large-cap stocks, as evidenced by the Russell 2000's 27.29% total return over this period vs. the S&P 500's 15.13% return. This reversal bode well for the domestic small-cap holdings in the portfolio.
        At the end of the reporting period, though, just 32% of the Fund was in domestic equities, which meant the remaining 68% of the Fund was invested around the world and exposed to some very volatile markets, especially in Southeast Asia.
        We continue to see more of a global economy every year. Around the world inflation was relatively tame and interest rates remained low, an attractive combination during the past year which provided an excellent economic environment for equities. However, global market volatility caused investors to favor the perceived safety of large-cap stocks as opposed to small-cap stocks around the world.

Q.  HOW DID THE GLOBAL MARKETS PERFORM DURING THE REPORTING PERIOD?

A. European markets had an outstanding year. Six of the 10 best-performing markets in the world during the reporting period were in Europe. Latin America also posted solid performance during the fiscal year, although its returns were tempered by global market volatility in the final week of the reporting period.
        Unfortunately, the same cannot be said for the Far East. Japan and the Asian Tigers had a very difficult time during the reporting period: Thailand was off 68%, the Philippines off 52%, Japan down 18%, and Hong Kong fell 17%. The poor market performance in the Far East had an adverse affect on the Fund.

Q.  WHAT CAUSED THE EXCELLENT MARKET RETURNS IN EUROPE?

A. There were two major factors at work in the European markets. The first was the ongoing economic restructuring, which we have talked about for quite some time. But during the fiscal year we saw the economic returns caused by the restructuring gain considerable momentum. Europe remains an area with fairly cheap valuations, especially when compared to the United States. More importantly, earnings growth in Europe also continued to be strong.
        The second major stimulus on European markets was the introduction of real investing for the first time to European households. Europeans are becoming more
================================================================================
FUND CELEBRATES THIRD ANNIVERSARY WITH 5 STARS

*****On September 15, 1997, AIM Global Aggressive Growth Fund celebrated its third anniversary by receiving a five-star rating for its overall performance from Morningstar*. The Fund also received five stars for its three- year performance.

*Morningstar proprietary ratings reflect risk-adjusted performance through October 31, 1997. The ratings are subject to change every month. Ratings are calculated from the funds' three-, five-, and 10-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects performance below 90-day T-bills. The top 10% of the funds in a rating category receive five stars, the next 22.5% receive four stars, the middle 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star.

                     ---------------------------------------

                                Around the world

                        inflation was relatively tame and

                          interest rates remained low,

                     an attractive combination for equities.

                     ---------------------------------------


           See important Fund & index disclosures inside front cover.

The Managers' Overview

PORTFOLIO COMPOSITION

As of October 31, 1997, based on net assets

================================================================================================================
TOP 10 EQUITY HOLDINGS                                                  TOP 10 COUNTRIES
----------------------------------------------------------------------------------------------------------------
1. Fomento Economico Mexicano, S.A. de C.V.-Class B (Mexico)   0.81%    1. United States               32.28%

2. Panamerican Beverages, Inc.-Class A (Mexico)                0.72     2. United Kingdom               7.55

3. Geac Computer Corporation Ltd.(Canada)                      0.70     3. Canada                       6.45

4. Airtours PLC (UK)                                           0.65     4. Hong Kong                    5.05

5. Coca-Cola Femsa S.A. (Mexico)                               0.63     5. Mexico                       4.62

6. Hutchison Whampoa Ltd. (Hong Kong)                          0.63     6. Netherlands                  4.43

7. YPF S.A. (Argentina)                                        0.62     7. Brazil                       3.94

8. China Resources Enterprise Ltd.(Hong Kong)                  0.60     8. Japan                        2.78

9. Johnson Electric Holdings Ltd. (Hong Kong)                  0.54     9. Israel                       2.60

10.Grupo Televisa S.A. (Mexico)                                0.53     10.Norway                       2.56

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
================================================================================================================

    educated about the advantages of investing in their stock markets, and we think demand for European equities will continue to grow.

Q.  WHAT CAUSED THE ECONOMIC TURBULENCE IN THE PACIFIC RIM?

A. Simply put, the emerging markets in countries like Thailand, Malaysia, Indonesia, and the Philippines grew too quickly for their size. New construction of office buildings and factories far outstripped demand, and the debt used to finance the construction burgeoned. When cash flow became a problem, the markets in the region went into a tailspin. The markets in these countries are very small, and it doesn't take much to move those markets either up or down.
        The first warning sign came when Thailand devalued its currency in July. Everything came to a head on October 23 when the Hong Kong market plunged 10.4%. The so-called "Asian Flu"--which was how market analysts termed the economic turmoil in the Far East--caused severe drops all over the world during the last five days of the reporting period, including the 554-point drop in the Dow Jones Industrial Average and a 6.14% fall in the Russell 2000 Index on October 27.

Q.  HOW DID THE TURMOIL IN THOSE MARKETS AFFECT THE FUND?

A. Fortunately, we had lowered the portfolio's weightings in Asia prior to October's troubles. Our earnings discipline was very helpful in our exit from those markets in the Pacific Rim. The earnings in most of the companies in that region were on a downward trend prior to the October market drop, and our discipline dictated that it was time to sell those holdings. By the end of the holding period only 5% of the Fund's portfolio was invested in Hong Kong and just over 2% was invested in Japan.
        However, we did remain invested in such Hong Kong companies as Johnson Electric Holdings Ltd., an electrical equipment company, China Resource Enterprises, a diversified manufacturing company, and Hutchison Whampoa, a retail food chain. These three companies' earnings were attractive enough that they were part of the Fund's top 10 holdings.

Q.  WHAT WAS THE ECONOMIC SITUATION IN JAPAN?

A. Unfortunately, the second-largest economy in the world was still in a major recession during the reporting period. Japan also was affected by the "Asian Flu" because a number of Japanese banks had investments and outstanding loans to their Asian neighbors. However, because of the size and maturity of the Japanese market, many Japanese companies are global, rather than regional, players.

Q. YOU MENTIONED THAT YOU HAVE REDUCED THE FUND'S EXPOSURE IN THE FAR EAST. WHERE HAVE YOU PUT THAT MONEY TO WORK?

A. The portfolio's holdings in Latin America increased dramatically so that 12.54% of the Fund was invested there at the end of the reporting period. In U.S. dollars Brazil was up over 18%, Colombia up 45%, and Mexico up 37% during the reporting period. The Mexican market and economy continue to progress quite nicely, and we've been increasing the portfolio's weighting there in companies such Coca-Cola FEMSA, a beverage distributing company that was among the Fund's top 10 holdings. We also raised the Fund's holdings of European securities as we reduced our holdings in Asia.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND IN THE NEAR TERM?

        A. Conditions worldwide remain very good for equities, although it is unrealistic to expect continued equity returns of 20% or more. We are optimistic about domestic small-cap stocks because of their lower valuations in comparison to domestic large-cap stocks, and we also believe smaller companies possess greater earnings potential than their larger counterparts. Globally, we are still very positive on Europe, and very hesitant on the Pacific Rim. Things may continue to worsen in Asia before those markets experience a recovery, so we do not anticipate our Asian weightings increasing any time soon. In Europe, though, we believe there will be faster earnings growth with better valuations than in the U.S., because Europe's cash-to-price earnings, price-to-book, price-to-dividend, and P/E ratios are all lower than in the U.S. The economic outlook in Latin America seems positive as well.
        It is important to remember that what happened in October in Asia should have little bearing on U.S. markets. The economic indicators in the U.S. remain positive, and that is good for markets around the world because they often take their lead from the U.S. As long as we continue to see the combination of low inflation and low interest rates around the globe, the short-term outlook for global equities will remain promising.


          See important fund and index disclosures inside front cover.

Long-Term Performance

AIM Global Aggressive Growth Fund vs. Benchmark Index

The chart below compares your Fund to a benchmark index. It is intended to give you a general idea of how your Fund performed compared to the stock market over the period since inception, 9/15/94 to 10/31/97. It is important to understand the difference between your Fund and an index. An index measures the performance of a hypothetical portfolio, in this case the Morgan Stanley Capital International World Index. Unlike your Fund, an index is not managed; therefore there are no sales charges, expenses, or fees. You cannot invest in an index. But if you could buy all the securities that make up a particular index, you would incur expenses that would affect the return on your investment.

GROWTH OF A $10,000 INVESTMENT

9/15/94-10/31/97

--------------------------------------------------------------------------------
             AIM GLOBAL AGRESSIVE        AIM GLOBAL AGRESSIVE        MSCI WORLD
             GROWTH FUND, CLASS A        GROWTH FUND, CLASS B           INDEX
--------------------------------------------------------------------------------
9/15/94           $ 9,524                      $10,000                $10,000

11/94               9,505                        9,970                  9,585

2/95                9,590                       10,050                  9,677

5/95               10,676                       11,170                 10,593

8/95               12,352                       12,910                 10,878

11/95              12,524                       13,070                 11,407

2/96               13,505                       14,080                 12,033

5/96               15,369                       15,997                 12,538

8/96               14,738                       15,315                 12,303

11/96              15,503                       16,098                 13,602

2/97               15,598                       16,168                 13,708

4/97               16,315                       16,891                 14,741

8/97               17,099                       17,673                 15,112

10/97              16,516                       17,061                 15,100

Past performance is no guarantee of comparable future results.

================================================================================
AVERAGE ANNUAL TOTAL RETURN

As of 10/31/97. Including sales charges.

CLASS A SHARES

Inception (9/15/94)        17.41%
  3 Years                  17.35
  1 Year                    4.41

CLASS B SHARES

Inception (9/15/94)        17.97%
  3 Years                  17.95
  1 Year                    4.11

CLASS C SHARES

Inception (8/4/97)         -8.48%
================================================================================

Your Fund's total return includes sales charges, expenses, and management fees. For Fund performance calculations and descriptions of indexes cited on this page, please refer to the inside front cover. Results for MSCI World Index are for the period 8/30/94 to 10/31/97. Source: Towers Data Systems HYPO--Registered Trademark--.

SCHEDULE OF INVESTMENTS

October 31, 1997

                                                     MARKET
                                     SHARES          VALUE

DOMESTIC COMMON STOCKS-31.90%

AEROSPACE/DEFENSE-0.27%

BE Aerospace, Inc.(a)                  137,500   $    3,867,188
---------------------------------------------------------------
Precision Castparts Corp.               50,000        2,940,625
---------------------------------------------------------------
                                                      6,807,813
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.02%

Borg-Warner Automotive, Inc.             8,000          436,000
---------------------------------------------------------------

BANKS (REGIONAL)-0.30%

Bank United Corp.-Class A              150,000        6,300,000
---------------------------------------------------------------
First Savings Bank of Washington
  Bancorp, Inc.                         50,000        1,187,500
---------------------------------------------------------------
                                                      7,487,500
---------------------------------------------------------------

BIOTECHNOLOGY-0.09%

Curative Health Services, Inc.(a)       75,000        2,259,375
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO & CABLE)-0.46%

Heftel Broadcasting Corp.(a)           130,000        8,645,000
---------------------------------------------------------------
Jacor Communications, Inc.(a)           65,500        2,742,812
---------------------------------------------------------------
                                                     11,387,812
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-1.36%

ADC Telecommunications, Inc.(a)        130,000        4,306,250
---------------------------------------------------------------
Brightpoint, Inc.(a)                   218,750        7,218,750
---------------------------------------------------------------
Coherent Communications Systems
  Corp.(a)                             179,500        5,429,875
---------------------------------------------------------------
MasTec, Inc.(a)                        200,000        6,487,500
---------------------------------------------------------------
P-COM, Inc.(a)                         200,000        4,025,000
---------------------------------------------------------------
REMEC, Inc.(a)                          75,000        1,903,125
---------------------------------------------------------------
Tellabs, Inc.(a)                        84,800        4,579,200
---------------------------------------------------------------
                                                     33,949,700
---------------------------------------------------------------

COMPUTERS (HARDWARE)-0.53%

Concord EFS, Inc.(a)                   199,737        5,929,692
---------------------------------------------------------------
Dell Computer Corp.(a)                  50,000        4,006,250
---------------------------------------------------------------
IDX Systems Corp.(a)                   100,000        3,375,000
---------------------------------------------------------------
                                                     13,310,942
---------------------------------------------------------------

COMPUTERS (NETWORKING)-0.23%

International Network Services(a)      100,000        2,200,000
---------------------------------------------------------------
Premiere Technologies, Inc.(a)         100,000        3,400,000
---------------------------------------------------------------
                                                      5,600,000
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-0.10%

Network Appliance, Inc.(a)              50,000        2,512,500
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-2.18%

Advanced Fibre Communications,
  Inc.(a)                              200,000        5,812,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)
Analysts International Corp.            81,000   $    3,655,125
---------------------------------------------------------------
Computer Task Group, Inc.              107,400        3,034,050
---------------------------------------------------------------
Electronic Arts, Inc.(a)                77,200        2,615,150
---------------------------------------------------------------
Engineering Animation, Inc.(a)         126,800        5,595,050
---------------------------------------------------------------
HBO & Co.                              111,800        4,863,300
---------------------------------------------------------------
JDA Software Group, Inc.(a)             50,000        1,562,500
---------------------------------------------------------------
NOVA Corp.(a)                          150,000        4,031,250
---------------------------------------------------------------
Security Dynamics Technologies,
  Inc.(a)                              125,000        4,234,375
---------------------------------------------------------------
Simulation Sciences, Inc.(a)           300,000        5,475,000
---------------------------------------------------------------
Sterling Commerce, Inc.(a)             104,200        3,458,139
---------------------------------------------------------------
Veritas Software Corp.(a)              112,500        4,682,813
---------------------------------------------------------------
Viasoft, Inc.(a)                        54,100        2,218,100
---------------------------------------------------------------
Whittman-Hart, Inc.(a)                  21,600          626,400
---------------------------------------------------------------
Wind River Systems(a)                   60,750        2,331,282
---------------------------------------------------------------
                                                     54,195,034
---------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES & GIFTS)-0.33%

Action Performance Companies,
  Inc.(a)                              100,000        2,562,500
---------------------------------------------------------------
Blyth Industries, Inc.(a)              222,800        5,542,150
---------------------------------------------------------------
                                                      8,104,650
---------------------------------------------------------------

CONSUMER FINANCE-0.87%

AmeriCredit Corp.(a)                   100,000        2,906,250
---------------------------------------------------------------
Delta Financial Corp.(a)                43,300          790,225
---------------------------------------------------------------
FIRSTPLUS Financial Group,
  Inc.(a)                              150,100        8,255,500
---------------------------------------------------------------
IMC Mortgage Co.(a)                    200,000        3,475,000
---------------------------------------------------------------
Money Store, Inc. (The)                100,000        2,837,500
---------------------------------------------------------------
SLM Holding Corp.                       25,000        3,509,375
---------------------------------------------------------------
                                                     21,773,850
---------------------------------------------------------------

DISTRIBUTORS (FOOD &
  HEALTH)-0.12%

Patterson Dental Co.(a)                 76,900        3,076,000
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-1.25%

Berg Electronics Corp.(a)              152,800        3,571,700
---------------------------------------------------------------
HADCO Corp.(a)                          60,000        3,322,500
---------------------------------------------------------------
Kemet Corp.(a)                         100,000        2,175,000
---------------------------------------------------------------
Sanmina Corp.(a)                       111,000        8,297,250
---------------------------------------------------------------
Sawtek Inc.(a)                         150,000        5,100,000
---------------------------------------------------------------
SCI Systems, Inc.(a)                   150,000        6,600,000
---------------------------------------------------------------
Solectron Corp.(a)                      51,000        2,001,750
---------------------------------------------------------------
                                                     31,068,200
---------------------------------------------------------------

ELECTRONICS (COMPONENT DISTRIBUTORS)-0.43%

Benchmarq Microelectronics,
  Inc.(a)                              250,000        5,187,500
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
ELECTRONICS (COMPONENT
  DISTRIBUTORS)-(CONTINUED)

Computer Products, Inc.(a)             200,000   $    5,450,000
---------------------------------------------------------------
                                                     10,637,500
---------------------------------------------------------------

ELECTRONICS
  (INSTRUMENTATION)-0.55%

CellStar Corp.(a)                      275,000        9,332,812
---------------------------------------------------------------
Perkin-Elmer Corp.                      55,500        3,468,750
---------------------------------------------------------------
ThermoQuest Corp.(a)                    45,000          804,375
---------------------------------------------------------------
                                                     13,605,937
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-2.17%

Alliance Semiconductor Corp.(a)        150,000        1,125,000
---------------------------------------------------------------
Altera Corp.(a)                         75,000        3,328,125
---------------------------------------------------------------
ANADIGICS, Inc.(a)                     100,000        3,700,000
---------------------------------------------------------------
Burr-Brown Corp.(a)                    115,400        3,490,850
---------------------------------------------------------------
Cypress Semiconductor Corp.(a)         270,000        3,037,500
---------------------------------------------------------------
Dallas Semiconductor Corp.             100,000        4,887,500
---------------------------------------------------------------
Integrated Device Technology,
  Inc.(a)                              300,000        3,468,750
---------------------------------------------------------------
Lattice Semiconductor Corp.(a)          55,100        2,758,444
---------------------------------------------------------------
Linear Technology Corp.                 91,000        5,721,625
---------------------------------------------------------------
Micrel, Inc.(a)                        100,000        3,587,500
---------------------------------------------------------------
National Semiconductor Corp.(a)        130,000        4,680,000
---------------------------------------------------------------
PMC-Sierra, Inc.(a)                    100,000        2,637,500
---------------------------------------------------------------
Sipex Corp.(a)                         300,000        9,862,500
---------------------------------------------------------------
Vitesse Semiconductor Corp.(a)          37,500        1,626,562
---------------------------------------------------------------
                                                     53,911,856
---------------------------------------------------------------

ENTERTAINMENT-0.09%

Regal Cinemas, Inc.(a)                 100,000        2,300,000
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTORS)-1.15%

BMC Industries, Inc.                   110,000        3,540,625
---------------------------------------------------------------
Credence Systems Corp.(a)              100,000        2,950,000
---------------------------------------------------------------
DuPont Photomasks, Inc.(a)             100,000        4,300,000
---------------------------------------------------------------
Electroglas, Inc.(a)                   200,000        3,800,000
---------------------------------------------------------------
Photronics, Inc.(a)                    125,000        5,359,375
---------------------------------------------------------------
Silicon Valley Group, Inc.(a)          175,000        5,031,250
---------------------------------------------------------------
Teradyne, Inc.(a)                      100,000        3,743,750
---------------------------------------------------------------
                                                     28,725,000
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-0.28%

Amresco, Inc.(a)                       100,000        3,137,500
---------------------------------------------------------------
SunAmerica, Inc.                       105,000        3,773,438
---------------------------------------------------------------
                                                      6,910,938
---------------------------------------------------------------

FOOTWEAR-0.05%

Wolverine World Wide, Inc.              59,925        1,318,350
---------------------------------------------------------------

HEALTH CARE (DRUGS-GENERIC & OTHER)-0.40%

Dura Pharmaceuticals, Inc.(a)           57,900        2,800,912
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
HEALTH CARE (DRUGS-GENERIC &
OTHER)-(CONTINUED)
Medicis Pharmaceutical Corp.(a)        150,000   $    7,218,750
---------------------------------------------------------------
                                                     10,019,662
---------------------------------------------------------------

HEALTH CARE (HOSPITAL MANAGEMENT)-0.58%

Health Management Associates,
  Inc.-Class A(a)                      335,700        8,182,688
---------------------------------------------------------------
Tenet Healthcare Corp.(a)               75,000        2,292,187
---------------------------------------------------------------
Universal Health Services,
  Inc.-Class B(a)                       89,800        3,956,812
---------------------------------------------------------------
                                                     14,431,687
---------------------------------------------------------------

HEALTH CARE (LONG TERM
  CARE)-0.25%

HEALTHSOUTH Corp.(a)                   150,000        3,834,375
---------------------------------------------------------------
Sunrise Assisted Living, Inc.(a)        63,200        2,346,300
---------------------------------------------------------------
                                                      6,180,675
---------------------------------------------------------------

HEALTH CARE (MANAGED CARE)-0.45%

Concentra Managed Care, Inc.(a)         99,115        3,233,627
---------------------------------------------------------------
Express Scripts, Inc.-Class A(a)        40,000        2,255,000
---------------------------------------------------------------
Oxford Health Plans, Inc.(a)            45,100        1,164,144
---------------------------------------------------------------
PhyCor, Inc.(a)                         49,950        1,151,972
---------------------------------------------------------------
Wellpoint Health Networks,
  Inc.(a)                               75,000        3,431,250
---------------------------------------------------------------
                                                     11,235,993
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-0.35%

Physician Sales & Service,
  Inc.(a)                               50,000        1,225,000
---------------------------------------------------------------
Quintiles Transnational Corp.(a)        70,000        5,075,000
---------------------------------------------------------------
ResMed, Inc.(a)                         40,000        1,120,000
---------------------------------------------------------------
Sybron International Corp.(a)           32,800        1,316,100
---------------------------------------------------------------
                                                      8,736,100
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED SERVICES)-1.05%

American HomePatient, Inc.(a)          100,000        2,575,000
---------------------------------------------------------------
First Commonwealth, Inc.(a)             45,000          652,500
---------------------------------------------------------------
FPA Medical Management, Inc.(a)        200,000        4,825,000
---------------------------------------------------------------
NCS HealthCare, Inc.-Class A(a)        110,000        2,571,250
---------------------------------------------------------------
Omnicare, Inc.                         173,300        4,819,906
---------------------------------------------------------------
Orthodontic Centers of America,
  Inc.(a)                              123,000        2,129,438
---------------------------------------------------------------
Pediatrix Medical Group, Inc.(a)        15,200          642,200
---------------------------------------------------------------
Renal Care Group, Inc.(a)               92,400        3,095,400
---------------------------------------------------------------
Renal Treatment Centers, Inc.(a)        50,000        1,659,375
---------------------------------------------------------------
Superior Consultant Holdings
  Corp.(a)                              32,300        1,001,300
---------------------------------------------------------------
Total Renal Care Holdings,
  Inc.(a)                               62,667        1,930,916
---------------------------------------------------------------
Transition Systems, Inc.(a)             14,700          297,675
---------------------------------------------------------------
                                                     26,199,960
---------------------------------------------------------------

HOUSEHOLD FURNISHINGS & APPLIANCES-0.23%

Ethan Allen Interiors, Inc.            160,000        5,670,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

HOUSEWARES-0.48%

Central Garden and Pet Co.(a)           75,000   $    1,968,750
---------------------------------------------------------------
Helen of Troy Ltd.(a)                  600,000        9,975,000
---------------------------------------------------------------
                                                     11,943,750
---------------------------------------------------------------

INSURANCE
  (PROPERTY-CASUALTY)-0.25%

CapMAC Holdings, Inc.                   35,000        1,050,000
---------------------------------------------------------------
CMAC Investment Corp.                   24,400        1,334,375
---------------------------------------------------------------
HCC Insurance Holdings, Inc.           137,550        3,215,231
---------------------------------------------------------------
Vesta Insurance Group, Inc.             12,000          697,500
---------------------------------------------------------------
                                                      6,297,106
---------------------------------------------------------------

LODGING (HOTELS)-0.07%

Prime Hospitality Corp.(a)              30,000          611,250
---------------------------------------------------------------
Suburban Lodges of America,
  Inc.(a)                               20,000          495,000
---------------------------------------------------------------
Wyndham Hotel Corp.(a)                  16,700          750,456
---------------------------------------------------------------
                                                      1,856,706
---------------------------------------------------------------

MACHINERY (DIVERSIFIED)-0.13%

DT Industries, Inc.                    105,000        3,150,000
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.59%

Halter Marine Group, Inc.(a)           187,700        9,819,056
---------------------------------------------------------------
US Filter Corp.(a)                     120,150        4,821,019
---------------------------------------------------------------
                                                     14,640,075
---------------------------------------------------------------

OFFICE EQUIPMENT & SUPPLIES-0.27%

Daisytek International Corp.(a)         50,000        1,906,250
---------------------------------------------------------------
Herman Miller, Inc.                    100,000        4,887,500
---------------------------------------------------------------
                                                      6,793,750
---------------------------------------------------------------

OIL & GAS (DRILLING & EQUIPMENT)-4.55%

Camco International, Inc.              100,000        7,225,000
---------------------------------------------------------------
Cliffs Drilling Co.(a)                 100,000        7,268,750
---------------------------------------------------------------
Cooper Cameron Corp.(a)                100,000        7,225,000
---------------------------------------------------------------
Diamond Offshore Drilling, Inc.        100,000        6,225,000
---------------------------------------------------------------
ENSCO International, Inc.              140,000        5,888,750
---------------------------------------------------------------
EVI, Inc.(a)                           200,000       12,837,500
---------------------------------------------------------------
Falcon Drilling Company, Inc.(a)       150,000        5,456,250
---------------------------------------------------------------
Global Industries Ltd.(a)              250,000        5,031,250
---------------------------------------------------------------
Global Marine, Inc.(a)                 125,000        3,890,625
---------------------------------------------------------------
Marine Drilling Companies,
  Inc.(a)                              140,000        4,147,500
---------------------------------------------------------------
Maverick Tube Corp.(a)                  77,200        2,721,300
---------------------------------------------------------------
National-Oilwell, Inc.(a)              150,000       11,484,375
---------------------------------------------------------------
Newpark Resources, Inc.(a)             200,000        8,300,000
---------------------------------------------------------------
Pride International, Inc.(a)           178,800        5,900,400
---------------------------------------------------------------
Tuboscope Vetco International
  Corp.                                156,600        4,972,050
---------------------------------------------------------------
Varco International, Inc.(a)           107,500        6,550,781
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
OIL & GAS (DRILLING & EQUIPMENT)-(CONTINUED)
Veritas DGC, Inc.(a)                   200,000   $    8,187,500
---------------------------------------------------------------
                                                    113,312,031
---------------------------------------------------------------

PERSONAL CARE-0.28%

Rexall Sundown, Inc.(a)                321,000        7,021,875
---------------------------------------------------------------

RESTAURANTS-0.60%

Apple South, Inc.                      150,800        2,808,650
---------------------------------------------------------------
Foodmaker, Inc.(a)                     300,000        4,931,250
---------------------------------------------------------------
Landry's Seafood Restaurants,
  Inc.(a)                              100,000        2,800,000
---------------------------------------------------------------
Papa John's International,
  Inc.(a)                               22,500          665,156
---------------------------------------------------------------
Showbiz Pizza Time, Inc.(a)             96,600        2,052,750
---------------------------------------------------------------
Starbucks Corp.(a)                      50,000        1,650,000
---------------------------------------------------------------
                                                     14,907,806
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.17%

Eagle Hardware & Garden, Inc.(a)       250,000        4,250,000
---------------------------------------------------------------

RETAIL (COMPUTERS & ELECTRONICS)-0.75%

CompUSA, Inc.(a)                       172,000        5,633,000
---------------------------------------------------------------
MicroAge, Inc.(a)                      250,000        5,500,000
---------------------------------------------------------------
Tech Data Corp.(a)                     166,600        7,413,700
---------------------------------------------------------------
                                                     18,546,700
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.14%

Men's Wearhouse, Inc. (The)(a)          87,400        3,386,750
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.13%

Quality Food Centers, Inc.(a)           67,900        3,233,738
---------------------------------------------------------------

RETAIL (HOME SHOPPING)-0.29%

CDW Computer Centers, Inc.(a)           85,800        5,319,600
---------------------------------------------------------------
Micro Warehouse, Inc.(a)               134,700        2,020,500
---------------------------------------------------------------
                                                      7,340,100
---------------------------------------------------------------

RETAIL (SPECIALTY)-1.65%

Garden Ridge Corp.(a)                   75,000        1,003,125
---------------------------------------------------------------
Genesco Inc.(a)                        200,000        2,537,500
---------------------------------------------------------------
Hollywood Entertainment Corp.(a)       200,000        2,450,000
---------------------------------------------------------------
Inacom Corp.(a)                         50,000        1,540,625
---------------------------------------------------------------
Michaels Stores, Inc.(a)               100,000        3,006,250
---------------------------------------------------------------
O'Reilly Automotive, Inc.(a)           200,000        4,875,000
---------------------------------------------------------------
Petco Animal Supplies, Inc.(a)          67,000        2,060,250
---------------------------------------------------------------
Pier 1 Imports, Inc.                   397,500        7,254,375
---------------------------------------------------------------
Staples, Inc.(a)                       235,800        6,189,750
---------------------------------------------------------------
Tiffany & Co.                           50,200        1,982,900
---------------------------------------------------------------
Viking Office Products, Inc.(a)        106,100        2,539,769
---------------------------------------------------------------
Williams-Sonoma, Inc.(a)                75,000        3,009,375
---------------------------------------------------------------
Zale Corp.(a)                          100,000        2,525,000
---------------------------------------------------------------
                                                     40,973,919
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

RETAIL (SPECIALTY-APPAREL)-0.42%

Gap, Inc.                               58,400   $    3,106,150
---------------------------------------------------------------
Pacific Sunwear of California(a)       112,500        3,107,813
---------------------------------------------------------------
TJX Companies, Inc.                    140,500        4,162,312
---------------------------------------------------------------
                                                     10,376,275
---------------------------------------------------------------

SAVINGS & LOAN COMPANIES-0.10%

Dime Bancorp, Inc.                     100,000        2,400,000
---------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-0.28%

CKS Group, Inc.(a)                     190,000        6,887,500
---------------------------------------------------------------

SERVICES (COMMERCIAL & CONSUMER)-1.27%

ABR Information Services, Inc.(a)       75,000        1,762,500
---------------------------------------------------------------
Caribiner International, Inc.(a)       100,000        4,456,250
---------------------------------------------------------------
Cerner Corp.(a)                        202,000        4,898,500
---------------------------------------------------------------
Children's Comprehensive
  Services, Inc.(a)                    186,200        3,360,328
---------------------------------------------------------------
Equity Corp. International(a)          255,000        5,195,625
---------------------------------------------------------------
IntelliQuest Information Group,
  Inc.(a)                              245,000        4,165,000
---------------------------------------------------------------
MSC Industrial Direct Co.,
  Inc.-Class A(a)                       40,000        1,665,000
---------------------------------------------------------------
Rental Service Corp.(a)                 92,900        2,485,075
---------------------------------------------------------------
Strayer Education, Inc.                 75,000        3,581,250
---------------------------------------------------------------
                                                     31,569,528
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-0.31%

Insight Enterprises, Inc.(a)           150,000        5,868,750
---------------------------------------------------------------
SunGard Data Systems Inc.(a)            80,200        1,894,725
---------------------------------------------------------------
                                                      7,763,475
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-0.89%

Affiliated Computer Services,
  Inc.(a)                              128,400        3,226,050
---------------------------------------------------------------
BDM International Inc.(a)              126,500        2,798,813
---------------------------------------------------------------
BISYS Group, Inc. (The)(a)              81,900        2,549,137
---------------------------------------------------------------
Computer Data Systems, Inc.             75,100        3,107,262
---------------------------------------------------------------
CSG Systems International,
  Inc.(a)                               85,000        3,330,938
---------------------------------------------------------------
Envoy Corp.(a)                         100,000        2,800,000
---------------------------------------------------------------
National Data Corp.                     75,000        2,770,312
---------------------------------------------------------------
PMT Services, Inc.(a)                  100,000        1,612,500
---------------------------------------------------------------
                                                     22,195,012
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-0.36%

RemedyTemp, Inc.- Class A(a)            38,000          874,000
---------------------------------------------------------------
Robert Half International,
  Inc.(a)                              111,000        4,544,063
---------------------------------------------------------------
Romac International, Inc.(a)           100,000        2,000,000
---------------------------------------------------------------
Vincam Group, Inc. (The)(a)             49,500        1,553,062
---------------------------------------------------------------
                                                      8,971,125
---------------------------------------------------------------

TELECOMMUNICATIONS (LONG DISTANCE)-0.18%

Billing Information Concepts(a)         79,600        3,124,300
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
TELECOMMUNICATIONS (LONG DISTANCE)-(CONTINUED)
USLD Communications Corp.(a)            64,200   $    1,271,963
---------------------------------------------------------------
                                                      4,396,263
---------------------------------------------------------------

TEXTILES (APPAREL)-0.85%

Jones Apparel Group, Inc.(a)           100,000        5,087,500
---------------------------------------------------------------
Liz Claiborne, Inc.                     69,000        3,497,437
---------------------------------------------------------------
Nautica Enterprises, Inc.(a)           125,000        3,328,125
---------------------------------------------------------------
Quicksilver, Inc.(a)                   100,000        3,075,000
---------------------------------------------------------------
St. John Knits, Inc.                    75,000        3,014,062
---------------------------------------------------------------
Tommy Hilfiger Corp.(a)                 87,900        3,477,544
---------------------------------------------------------------
                                                     21,479,668
---------------------------------------------------------------

TEXTILES (HOME FURNISHINGS)-0.18%

Mohawk Industries, Inc.(a)              75,000        2,306,250
---------------------------------------------------------------
WestPoint Stevens, Inc.(a)              50,000        2,050,000
---------------------------------------------------------------
                                                      4,356,250
---------------------------------------------------------------

TRUCKING-0.24%

Caliber System, Inc.                    25,000        1,303,125
---------------------------------------------------------------
Hub Group, Inc.(a)                     100,000        3,050,000
---------------------------------------------------------------
Swift Transportation Co., Inc.(a)       50,000        1,600,000
---------------------------------------------------------------
                                                      5,953,125
---------------------------------------------------------------

WASTE MANAGEMENT-0.33%

Thermo Instrument Systems Inc.(a)       20,000          721,250
---------------------------------------------------------------
USA Waste Services, Inc.(a)            200,000        7,400,000
---------------------------------------------------------------
                                                      8,121,250
---------------------------------------------------------------
    Total Domestic Common Stocks                    793,976,811
---------------------------------------------------------------

FOREIGN STOCKS & OTHER EQUITY INTERESTS-61.07%

ARGENTINA-2.22%

Banco de Galicia y Buenos Aires
  S.A. de C.V.-ADR
  (Banks-Regional)                     500,439       12,127,826
---------------------------------------------------------------
Banco Rio de La Plata S.A.-ADR
  (Banks-Money Center)(a)              461,000        4,840,500
---------------------------------------------------------------
Disco S.A.-ADR (Retail-Food
  Chains)(a)                            69,500        2,814,750
---------------------------------------------------------------
Perez Companc S.A.-Class B (Oil &
  Gas-Refining & Marketing)          2,004,489       12,555,697
---------------------------------------------------------------
Telefonica de Argentina S.A.-ADR
  (Telephone)                          268,500        7,551,562
---------------------------------------------------------------
YPF S.A.-ADR (Oil-International
  Integrated)                          479,600       15,347,200
---------------------------------------------------------------
                                                     55,237,535
---------------------------------------------------------------

AUSTRALIA-0.48%

QBE Insurance Group Ltd.
  (Insurance-Property-Casualty)      2,055,929        9,614,782
---------------------------------------------------------------
QBE Insurance Group Ltd.-Bonus
  shares
 (Insurance-Property-Casualty)(a)      513,982        2,342,248
---------------------------------------------------------------
                                                     11,957,030
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

AUSTRIA-0.38%

VA Technologie A.G. (Engineering
  & Construction)                       53,200   $    9,439,946
---------------------------------------------------------------

BELGIUM-0.74%

Barco Industries
  (Manufacturing-Diversified)           41,000        7,909,040
---------------------------------------------------------------
COLRUYT S.A. (Retail-Food Chains)        8,800        4,720,923
---------------------------------------------------------------
UCB S.A.
  (Manufacturing-Diversified)            1,650        5,701,352
---------------------------------------------------------------
                                                     18,331,315
---------------------------------------------------------------

BRAZIL-3.94%

Banco Bradesco S.A. (Banks-Major
  Regional)                          1,316,000        9,788,380
---------------------------------------------------------------
CESP-Companhia Energetica de Sao
  Paulo (Electric Companies)(a)         65,000        4,068,212
---------------------------------------------------------------
Cia. Riograndense de
  Telecomunicacoes-Pfd.
  (Telephone) (Acquired 08/06/97;
  Cost $181,844)(a)(b)                   1,425          109,847
---------------------------------------------------------------
Cia. Riograndense de
  Telecomunicacoes-Pfd.
  (Telephone)                           65,000        5,011,565
---------------------------------------------------------------
Companhia Brasileira de
  Distribuicao Grupo Pao de
  Acucar (Retail-Food Chains)          326,500        6,219,330
---------------------------------------------------------------
Companhia Brasileira de
  Distribuicao Grupo Pao de
  Acucar-ADR (Retail-Food Chains)      120,519        2,229,602
---------------------------------------------------------------
Companhia Energetica de Minas
  Gerais (Electric Companies)          196,000        7,822,577
---------------------------------------------------------------
Companhia Paranaense de
  Energia-Copel (Electric
  Companies)                           240,000        2,897,546
---------------------------------------------------------------
Companhia Paranaense de
  Energia-Copel-ADR (Electric
  Companies)                           400,000        4,775,000
---------------------------------------------------------------
Companhia de Saneamento Basico do
  Estado de Sao Paulo (Water
  Utilities)                            39,041        7,224,263
---------------------------------------------------------------
Eletricidade de Sao Paulo S.A.
  (Electric Companies)(a)               13,600        2,319,198
---------------------------------------------------------------
Eletricidade de Sao Paulo S.A.
  Rts. (Electric Companies)(a)           3,265           11,848
---------------------------------------------------------------
Multicanal Participacoes S.A.-ADR
  (Broadcasting-Television, Radio &
  Cable)(a)   315,000                                 1,949,063
---------------------------------------------------------------
Petroleo Brasileiro
  S.A.-Petrobras (Oil &
  Gas-Exploration & Production)         46,200        8,590,866
---------------------------------------------------------------
Telecomunicacoes de Sao Paulo
  S.A.-TELESP-Pfd. (Telephone)          44,700       11,677,264
---------------------------------------------------------------
Telecomunicacoes Brasileiras
  S.A.-Telebras-ADR (Telephone)         94,700        9,612,050
---------------------------------------------------------------
Uniao de Bancos Brasileiros
  S.A.-GDR (Banks-Regional)(a)         278,200        7,580,950
---------------------------------------------------------------
Votorantim Celulose e Papel S.A.
  (Paper & Forest Products)            259,500        6,192,975
---------------------------------------------------------------
                                                     98,080,536
---------------------------------------------------------------

CANADA-6.45%

ATI Technologies, Inc.
  (Computers-Hardware)(a)              160,000        3,303,651
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
CANADA-(CONTINUED)
ATS Automation Tooling Systems,
  Inc.
  (Manufacturing-Diversified)
  (Acquired 09/22/97; Cost
  $2,432,112)(a)(b)                     70,000   $    2,446,163
---------------------------------------------------------------
ATS Automation Tooling Systems,
  Inc.
  (Manufacturing-Diversified)(a)       110,000        3,843,971
---------------------------------------------------------------
Biovail Corporation International
  (Health Care-Drugs-Generic &
  Other)(a)                            160,000        4,620,000
---------------------------------------------------------------
Canadian Fracmaster Ltd. (Oil &
  Gas-Exploration & Production)        155,000        2,557,030
---------------------------------------------------------------
Canadian Natural Resources Ltd.
  (Oil & Gas-Exploration &
  Production)(a)                       345,000       10,036,542
---------------------------------------------------------------
CanWest Global Communications
  Corp. (Broadcasting-Television,
  Radio & Cable)                       355,998        6,820,127
---------------------------------------------------------------
CGI Group, Inc.
  (Services-Computer Systems)(a)       135,000        3,836,343
---------------------------------------------------------------
C-MAC Industries Inc.
  (Electronics-Component
  Distributors)(a)                     200,000        2,909,143
---------------------------------------------------------------
Discreet Logic, Inc.
  (Communications Equipment)(a)        175,000        3,423,438
---------------------------------------------------------------
Enerflex Systems Ltd.
  (Manufacturing- Specialized)          96,000        2,724,660
---------------------------------------------------------------
Ensign Resource Service Group,
  Inc. (Oil & Gas-Drilling &
  Equipment)                           200,000        7,287,047
---------------------------------------------------------------
Extendicare, Inc.-Class A (Health
  Care-Long Term Care)(a)              350,000        5,389,009
---------------------------------------------------------------
Four Seasons Hotels, Inc.
  (Lodging-Hotels)                      85,000        2,816,547
---------------------------------------------------------------
Geac Computer Corporation Ltd.
  (Services-Computer Systems)(a)       581,400       17,367,537
---------------------------------------------------------------
Gulf Canada Resources Ltd.
  (Oil-International
  Integrated)(a)                       250,000        2,093,750
---------------------------------------------------------------
Hummingbird Communications Ltd.
  (Computers-Software &
  Services)(a)                          72,000        2,567,141
---------------------------------------------------------------
Imax Corp. (Communications
  Equipment)(a)                        150,000        3,806,250
---------------------------------------------------------------
IPSCO, Inc. (Iron & Steel)              60,000        2,596,942
---------------------------------------------------------------
JDS Fitel Inc. (Manufacturing
  Specialized)(a)                      200,000       11,459,183
---------------------------------------------------------------
Leitch Technology Corp.
  (Electronics-Instrumentation)
  (Acquired 06/25/97; Cost
  $376,739)(a)(b)                       16,500          504,594
---------------------------------------------------------------
Leitch Technology Corp.
 (Electronics-Instrumentation)(a)      147,000        4,495,477
---------------------------------------------------------------
Linamar Corp. (Machinery
  Diversified)                          58,000        3,656,508
---------------------------------------------------------------
MDS, Inc.-Class B (Health
  Care-Specialized Services)           218,000        5,034,874
---------------------------------------------------------------
Mitel Corp. (Communications
  Equipment)(a)                        370,200        3,244,027
---------------------------------------------------------------
Newcourt Credit Group, Inc.
  (Savings & Loan Companies)           120,000        4,150,850
---------------------------------------------------------------
Northern Telecom Ltd.
  (Communications Equipment)            25,000        2,242,188
---------------------------------------------------------------
Philip Services Corp. (Waste
  Management)(a)                       200,000        3,500,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

CANADA-(CONTINUED)
Precision Drilling Corp. (Oil &
  Gas-Drilling & Equipment)(a)         250,000   $    7,687,500
---------------------------------------------------------------
Prudential Steel Ltd. (Oil &
  Gas-Drilling & Equipment)            200,000        8,372,654
---------------------------------------------------------------
Royal Group Technologies Ltd.
  (Manufacturing-Specialized)(a)       105,000        2,674,637
---------------------------------------------------------------
Sears Canada, Inc.
  (Retail-Department Stores)           300,000        4,959,733
---------------------------------------------------------------
Shaw Industries Ltd. (Oil &
  Gas-Exploration & Production)         14,200          574,307
---------------------------------------------------------------
Suncor, Inc. (Oil-International
  Integrated)                          210,000        7,561,997
---------------------------------------------------------------
                                                    160,563,820
---------------------------------------------------------------

CHILE-1.12%

Cia. de Telecomunicaciones de
  Chile S.A.-ADR (Telephone)           287,300        7,972,575
---------------------------------------------------------------
Distribucion y Servicio D&S
  S.A.-ADR (Retail-Food
  Chains)(a)                           650,000       11,415,625
---------------------------------------------------------------
Quinenco S.A.-ADR
  (Financial-Diversified)(a)           580,900        8,495,663
---------------------------------------------------------------
                                                     27,883,863
---------------------------------------------------------------

DENMARK-0.56%

Bang & Olufsen Holding A/S-Class
  B (Electronics-Component
  Distributors)                         90,000        5,487,721
---------------------------------------------------------------
Kobenhavns Lufthavne A/S
  (Shipping)                            35,000        4,188,199
---------------------------------------------------------------
Olicom A/S
  (Computers-Networking)(a)            150,000        4,312,500
---------------------------------------------------------------
                                                     13,988,420
---------------------------------------------------------------

FINLAND-0.71%

KCI Konecranes
  (Machinery-Diversified)               76,750        2,893,007
---------------------------------------------------------------
Hartwall OY A.B.
  (Beverages-Alcoholic)                 80,000        6,572,272
---------------------------------------------------------------
TT Tieto OY -Class B
  (Computers-Software & Services)       74,000        8,296,525
---------------------------------------------------------------
                                                     17,761,804
---------------------------------------------------------------

FRANCE-1.91%

BERTRAND FAURE (Auto Parts &
  Equipment)                           110,000        6,636,328
---------------------------------------------------------------
Christian Dalloz
  (Manufacturing-Diversified)           11,400        1,353,790
---------------------------------------------------------------
Compagnie Generale de Geophysique
  S.A. (Services-Commercial &
  Consumer)(a)                          26,000        3,605,946
---------------------------------------------------------------
Coflexip S.A. (Metal Fabricators)       48,161        5,310,171
---------------------------------------------------------------
Coflexip S.A.-ADR (Metal
  Fabricators)                          15,900          874,500
---------------------------------------------------------------
Dassault Systemes S.A.-ADR
  (Computers-Software & Services)      200,000        6,000,000
---------------------------------------------------------------
Grand Optical Photoservice
  (Services- Commercial &
  Consumer)                             26,400        4,251,828
---------------------------------------------------------------
ISIS (Oil-International
  Integrated) (Acquired 10/23/97;
  Cost $2,222,817)(a)(b)                19,400        2,270,186
---------------------------------------------------------------
Labinal S.A. (Aerospace/Defense)         8,300        2,151,172
---------------------------------------------------------------
LDC S.A. (Foods)                         7,500        1,209,206
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
FRANCE-(CONTINUED)
Le Carbone-Lorraine (Housewares)         9,100   $    2,413,730
---------------------------------------------------------------
Moulinex (Household Furnishings &
  Appliances)(a)                       250,000        5,634,291
---------------------------------------------------------------
Penauille Polyservices
  (Services-Facilities &
  Environmental)                         5,300        1,068,591
---------------------------------------------------------------
Vallourec S.A.
  (Manufacturing-Diversified)           73,000        4,796,429
---------------------------------------------------------------
                                                     47,576,168
---------------------------------------------------------------

GERMANY-1.79%

BETA Systems Software A.G.
  (Computers-Software &
  Services)(Acquired 06/26/97;
  Cost $289,738)(a)(b)                   5,000          478,996
---------------------------------------------------------------
Boewe Systec A.G. (Office
  Equipment & Supplies)                 75,000        2,220,803
---------------------------------------------------------------
Continental A.G. (Auto Parts &
  Equipment)                           185,000        4,414,607
---------------------------------------------------------------
Fresenius A.G.-Pfd. (Health
  Care-Medical Products &
  Supplies)                             26,000        4,392,835
---------------------------------------------------------------
Hugo Boss A.G.-Pfd.
  (Textile-Apparel)                      1,750        2,214,997
---------------------------------------------------------------
IWKA A.G. (Machinery-Diversified)        8,100        2,017,534
---------------------------------------------------------------
Plettac A.G.
  (Manufacturing-Diversified)           10,000        1,817,285
---------------------------------------------------------------
Plettac A.G.-Rts.
  (Manufacturing-Diversified)(a)        10,000              581
---------------------------------------------------------------
Porsche A.G. (Automobiles)               6,300        9,272,506
---------------------------------------------------------------
ProSieben Media A.G.-Pfd.
  (Broadcasting-Television, Radio, &
  Cable)(a)                             54,000        2,649,287
---------------------------------------------------------------
SCHMALBACH LUBECA A.G.
  (Containers-Metal & Glass)            20,000        3,715,853
---------------------------------------------------------------
Schwarz Pharma A.G. (Health
  Care-Drugs-Generic & Other)           85,000        6,020,844
---------------------------------------------------------------
SKW Trostberg A.G.
  (Chemicals-Diversified)               77,600        2,667,240
---------------------------------------------------------------
Vossloh A.G.
  (Manufacturing-Specialized)           50,200        2,541,551
---------------------------------------------------------------
                                                     44,424,919
---------------------------------------------------------------

GREECE-0.12%

Titan Cement Co. S.A.
  (Construction-Cement &
  Aggregates)                           60,000        2,932,041
---------------------------------------------------------------

HONG KONG-4.94%

Asia Satellite Telecommunications Holdings
  Ltd.
  (Telecommunications-Cellular/Wireless)   1,530,000      3,680,786
---------------------------------------------------------------
Asia Satellite Telecommunications
  Holdings Ltd.-ADR
  (Telecommunications-Cellular/Wireless)     177,300      4,144,389
---------------------------------------------------------------
China Resources Enterprise Ltd.
  (Manufacturing-Diversified)        5,414,000       14,845,347
---------------------------------------------------------------
China Telecom (Hong Kong) Ltd.
  ADR
  (Telecommunications-Cellular &
  Wireless)(a)                         202,000        6,539,750
---------------------------------------------------------------
Cosco Pacific Ltd.
  (Financial-Diversified)            9,100,000       10,593,029
---------------------------------------------------------------
Esprit Asia Holdings Ltd.
  (Retail-Specialty- Apparel)       10,520,000        3,741,835
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

HONG KONG-(CONTINUED)
First Pacific Company Ltd.
  (Distributors-Food & Health)      13,326,033   $    8,402,562
---------------------------------------------------------------
Hong Kong & China Gas Co. Ltd.
  (Natural Gas)                      6,723,840       12,697,156
---------------------------------------------------------------
Hutchison Whampoa Ltd.
  (Retail-Food Chains)               2,255,000       15,604,023
---------------------------------------------------------------
Johnson Electric Holdings Ltd.
  (Electrical Equipment)             4,968,000       13,558,145
---------------------------------------------------------------
New World Infrastructure Ltd.
  (Services-Commercial &
  Consumer)(a)                       3,080,000        6,095,066
---------------------------------------------------------------
Shanghai Industrial Holdings Ltd.
  (Manufacturing-Diversified)        2,532,000       11,265,705
---------------------------------------------------------------
South China Morning Post Ltd.
  (Publishing-Newspapers)            8,168,000        7,078,264
---------------------------------------------------------------
Sun Hung Kai Properties Ltd.
  (Land Development)                   625,000        4,607,773
---------------------------------------------------------------
                                                    122,853,830
---------------------------------------------------------------

HUNGARY-0.19%

Richter Gedeon Rt.-GDR (Health
  Care-Drugs-Major
  Pharmaceuticals)                      50,000        4,650,000
---------------------------------------------------------------

INDONESIA-0.58%

Gulf Indonesia Resources Ltd.
  (Oil-International
  Integrated)(a)                       310,000        6,510,000
---------------------------------------------------------------
PT Indosat (Telephone)                 808,000        1,821,082
---------------------------------------------------------------
PT Indosat-ADR (Telephone)              87,500        2,072,656
---------------------------------------------------------------
PT Ramayana Lestari Sentosa
  (Retail- Department Stores)        2,324,000        3,932,427
---------------------------------------------------------------
                                                     14,336,165
---------------------------------------------------------------

ITALY-0.26%

Autogrill S.p.A (Restaurants)(a)       775,000        3,556,852
---------------------------------------------------------------
Gewiss S.p.A. (Electrical
  Equipment)                           150,000        2,923,804
---------------------------------------------------------------
                                                      6,480,656
---------------------------------------------------------------

IRELAND-0.72%

CBT Group PLC-ADR
  (Computers-Software &
  Services)(a)                           7,600          583,300
---------------------------------------------------------------
Elan Corp. PLC-ADR (Health
  Care-Drugs-Generic & Other)(a)       200,000        9,975,000
---------------------------------------------------------------
Saville Systems Ireland
  PLC-ADR(a)(Services- Data
  Processing)                          125,000        7,468,750
---------------------------------------------------------------
                                                     18,027,050
---------------------------------------------------------------

ISRAEL-2.60%

Blue Square-Israel Ltd.-ADR
  (Retail-Food Chains)(a)              550,000        6,393,750
---------------------------------------------------------------
Crystal Systems Solutions
  (Computers- Software &
  Services)(a)                         110,000        2,310,000
---------------------------------------------------------------
ESC Medical Systems Ltd. (Health
  Care- Medical Products &
  Supplies)(a)                         300,000       11,775,000
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
ISRAEL-(CONTINUED)
NICE-Systems Ltd. ADR
  (Communications Equipment)(a)        113,000   $    5,268,625
---------------------------------------------------------------
Orbotech, Ltd.
  (Computers-Software & Services)      138,000        5,899,500
---------------------------------------------------------------
Panamerican Beverages, Inc.-Class
  A (Beverages-Non-Alcoholic)          574,400       17,806,400
---------------------------------------------------------------
Tecnomatix Technologies Ltd.
  (Computers-Software &
  Services)(a)                          87,500        2,701,563
---------------------------------------------------------------
Teledata Communication Ltd.
  (Communications Equipment)(a)         70,100        2,173,100
---------------------------------------------------------------
Teva Pharmaceutical Industries
  Ltd.-ADR (Health
  Care-Drugs-Generic & Other)          198,500        9,279,875
---------------------------------------------------------------
Tower Semiconductor Ltd.
  (Electronics-Semiconductors)         100,000        1,175,000
---------------------------------------------------------------
                                                     64,782,812
---------------------------------------------------------------

JAPAN-2.78%

Aderans Co. Ltd. (Personal Care)       394,000       10,607,063
---------------------------------------------------------------
Bellsystem 24, Inc.
  (Services-Commercial &
  Consumer)                             48,000        6,620,690
---------------------------------------------------------------
Capcom Co., Ltd.
  (Computers-Software & Services)      201,000        3,340,257
---------------------------------------------------------------
Circle K Japan Co. Ltd.
  (Retail-Food Chains)                 222,000       11,399,751
---------------------------------------------------------------
FCC Co. Ltd. (Auto Parts &
  Equipment)                           143,110        2,259,319
---------------------------------------------------------------
Fujitsu Denso Ltd. (Electrical
  Equipment)                           340,000        5,311,175
---------------------------------------------------------------
Hokuto Corp. (Agricultural
  Products)                            185,250        5,248,878
---------------------------------------------------------------
Noritsu Koki Co. Ltd.
  (Photography/Imaging)                315,600       10,489,406
---------------------------------------------------------------
77 Bank (Banks-Major Regional)         770,000        7,293,727
---------------------------------------------------------------
Shohkoh Fund & Co.
  (Financial-Diversified)               20,600        6,675,529
---------------------------------------------------------------
                                                     69,245,795
---------------------------------------------------------------

MEXICO-4.62%

Cifra S.A. de C.V.
  (Retail-General Merchandise)(a)    6,454,900       11,162,320
---------------------------------------------------------------
Coca-Cola Femsa S.A.-ADR
  (Beverages-Non-Alcoholic)            363,700       15,707,294
---------------------------------------------------------------
Corporacion Interamericana de
  Entretenimiento S.A.
  (Entertainment)(a)                   683,000        3,958,712
---------------------------------------------------------------
Fomento Economico Mexicano, S.A.
  de C.V.-Class B
  (Beverages-Alcoholic)              2,852,700       20,072,665
---------------------------------------------------------------
Grupo Financiero Banamex Accival,
  S.A. de C.V.
  (Financial-Diversified)(a)         5,850,000       11,581,395
---------------------------------------------------------------
Grupo Industrial Maseca S.A. de
  C.V.-Class B (Foods)               5,844,600        5,645,945
---------------------------------------------------------------
Grupo Modelo S.A. de C.V.
  (Beverages- Alcoholic)             1,056,000        7,820,823
---------------------------------------------------------------
Grupo Televisa S.A.-GDR
  (Entertainment)(a)                   424,700       13,165,700
---------------------------------------------------------------
Kimberly-Clark de Mexico, S.A. de
  C.V.-Class A (Paper & Forest
  Products)                          2,460,500       10,783,945
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

MEXICO-(CONTINUED)
Organizacion Soriana S.A. de C.V.
  (Retail-Department Stores)         2,900,000   $    9,649,374
---------------------------------------------------------------
Tubos de Acero de Mexico S.A.
  (Oil & Gas-Drilling &
  Equipment)(a)                        125,000        2,523,438
---------------------------------------------------------------
TV Azteca, S.A. de C.V.-ADR
  (Broadcasting-Television, Radio &
  Cable)(a)                            156,100        2,985,413
---------------------------------------------------------------
                                                    115,057,024
---------------------------------------------------------------

NETHERLANDS-4.43%

Aalberts Industries N.V.
  (Manufacturing-Diversified)          115,000        3,014,937
---------------------------------------------------------------
Beter Bed Holding N.V. (Household
  Furnishings & Appliances)            115,000        2,505,537
---------------------------------------------------------------
Brunel International N.V.
  (Services- Employment)
  (Acquired 06/19/97; Cost
  $1,997,948)(a)(b)                     95,000        2,006,181
---------------------------------------------------------------
CMG PLC (Computers-Software &
  Services)                            517,200       12,174,113
---------------------------------------------------------------
Draka Holding N.V. (Metal
  Fabricators)                          60,000        2,898,790
---------------------------------------------------------------
Fugro N.V. (Services-Commercial &
  Consumer)                            180,000        6,350,760
---------------------------------------------------------------
Gamma Holding N.V.
  (Textiles-Apparel)                    53,000        2,839,042
---------------------------------------------------------------
Getronics N.V.
  (Computers-Software & Services)      300,000        9,904,713
---------------------------------------------------------------
IHC Caland N.V.
  (Manufacturing-Specialized)          114,000        7,010,868
---------------------------------------------------------------
Internatio-Muller N.V.
  (Manufacturing-Diversified)          288,000        9,152,511
---------------------------------------------------------------
Koninklijke Ahrend Groep N.V.
  (Household Furnishings &
  Appliances)                          210,000        6,998,197
---------------------------------------------------------------
Koninklijke Van Ommeren N.V.
  (Shipping)                           122,000        4,367,242
---------------------------------------------------------------
NORIT N.V. (Chemicals Specialty)       200,000        3,224,311
---------------------------------------------------------------
Nutreco Holding N.V.
  (Agricultural Products)(a)           235,000        5,277,363
---------------------------------------------------------------
Oce-Van Der Grinten N.V. (Office
  Equipment & Supplies)                 67,000        7,643,832
---------------------------------------------------------------
Ordina Beheer N.V.-W.I.
  (Services-Commercial &
  Consumer)(a)                         400,000        6,469,225
---------------------------------------------------------------
Randstad Holdings N.V.
  (Services-Commercial &
  Consumer)                            292,500       11,675,895
---------------------------------------------------------------
Simac Techniek N.V.
  (Electronics-Instrumentation)         25,000        3,197,270
---------------------------------------------------------------
Vedior N.V. (Services-Commercial & Consumer)
  (Acquired 06/05/97; Cost
  $1,500,539)(a)(b)                     75,000        1,541,333
---------------------------------------------------------------
Vedior N.V. (Services-Commercial
  & Consumer)                          100,000        2,055,112
---------------------------------------------------------------
                                                    110,307,232
---------------------------------------------------------------

NORWAY-2.56%

ASK A.S.A. (Computer
  Peripherals)(a)                      405,000        3,627,785
---------------------------------------------------------------
Blom A.S.A. (Services-Facilities
  & Environmental)(a)                  244,000        2,412,933
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
NORWAY-(CONTINUED)
Blom A.S.A.-Rts.
  (Services-Facilities &
  Environmental)(a)                     34,268   $        4,911
---------------------------------------------------------------
Det Sondenfjelds-Norske
  Dampskibsselskab (Oil &
  Gas-Refining & Marketing)(a)         250,000        5,625,305
---------------------------------------------------------------
Ekornes A.S.A. (Household
  Furnishings & Appliances)            300,000        2,751,741
---------------------------------------------------------------
Farstad Shipping A.S.A.
  (Shipping)                           406,000        2,612,635
---------------------------------------------------------------
Fred. Olsen Energy A.S.A. (Oil &
  Gas-Drilling & Equipment)
  (Acquired 10/07/97; Cost
  $3,100,584)(a)(b)                    152,900        3,856,795
---------------------------------------------------------------
Merkantildata A.S.A.
  (Services-Commercial &
  Consumer)                            150,000        5,052,025
---------------------------------------------------------------
NetCom A.S.A.
  (Cellular/Wireless
  Telecommunications) (a)              150,000        3,633,158
---------------------------------------------------------------
Saevik Supply A.S.A.
  (Oil-International
  Integrated)(a)                       160,000        3,668,988
---------------------------------------------------------------
Seateam Technology A.S.A.
  (Oil & Gas-Exploration &
  Production)(a)                       150,000        3,009,717
---------------------------------------------------------------
Smedvig A.S.A.-Class A (Oil &
  Gas-Drilling & Equipment)            160,000        4,838,479
---------------------------------------------------------------
Smedvig A.S.A.-Class B (Oil &
  Gas-Drilling & Equipment)            140,000        4,133,345
---------------------------------------------------------------
Tandberg A.S.A. (Communications
  Equipment)(a)                        110,000        1,734,170
---------------------------------------------------------------
Tandberg Television A.S.A.
  (Communications Equipment)(a)        440,000        4,225,070
---------------------------------------------------------------
Tomra Systems A.S.A.
  (Manufacturing Specialized)          486,000       12,537,621
---------------------------------------------------------------
                                                     63,724,678
---------------------------------------------------------------

PERU-0.47%

Telefonica del Peru S.A.-ADR
  (Telephone)                          486,500        9,608,375
---------------------------------------------------------------
Telefonica del Peru S.A.-Class B
  (Telephone)                        1,026,000        2,044,442
---------------------------------------------------------------
                                                     11,652,817
---------------------------------------------------------------

PHILIPPINES-0.98%

DMCI Holdings Inc.
  (Homebuilding)(a)                 23,400,000        1,848,236
---------------------------------------------------------------
International Container Terminal
  Services, Inc. (Air Freight)(a)   12,225,000        2,413,963
---------------------------------------------------------------
Ionics Circuit Inc.
  (Electronics-Component
  Distributors)                      6,040,000        3,535,402
---------------------------------------------------------------
Metro Pacific Corp.
  (Manufacturing-Diversified)       36,247,820        2,413,113
---------------------------------------------------------------
Philippine Long Distance
  Telephone Co. (Telephone)            194,920        4,811,142
---------------------------------------------------------------
Philippine Long Distance
  Telephone Co.-ADR (Telephone)        159,400        3,865,450
---------------------------------------------------------------
SM Prime Holdings Inc. (Land
  Development)                      32,000,000        5,596,615
---------------------------------------------------------------
                                                     24,483,923
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

PORTUGAL-1.51%

Cimpor-Cimentos de Portugal S.A.
  (Construction-Cement &
  Aggregates)                          250,000   $    6,326,415
---------------------------------------------------------------
Electricidade de Portugal,
  S.A.-ADR (Electric
  Companies)(a)                        158,500        5,537,594
---------------------------------------------------------------
Jeronimo Martins & Filho, S.A.
  (Retail General Merchandise)          56,000        3,662,212
---------------------------------------------------------------
Portugal Telecom S.A. (Telephone)      265,000       10,872,761
---------------------------------------------------------------
Semapa (Building Materials)            110,000        2,539,664
---------------------------------------------------------------
Telecel-Comunicacaoes Pessoais, S.A.
  (Cellular/Wireless
  Telecommunications) (a)               34,900        3,149,725
---------------------------------------------------------------
Telecel-Comunicacaoes Pessoais, S.A.-ADR
  (Cellular/Wireless
  Telecommunications) (a)               60,000        5,425,078
---------------------------------------------------------------
                                                     37,513,449
---------------------------------------------------------------

SINGAPORE-0.80%

City Developments Ltd. (Land
  Development)                         789,000        3,306,286
---------------------------------------------------------------
Creative Technology Limited
  (Computers-Peripherals)(a)           100,000        2,543,750
---------------------------------------------------------------
DBS Land Ltd. (Land Development)     3,205,000        5,453,587
---------------------------------------------------------------
Overseas Union Bank Ltd.
  (Banks-Major Regional)             1,236,000        4,120,000
---------------------------------------------------------------
Wing Tai Holdings Ltd. (Land
  Development)                       3,600,000        4,571,429
---------------------------------------------------------------
                                                     19,995,052
---------------------------------------------------------------

SOUTH AFRICA-0.54%

Dimension Data Holdings Ltd.
  (Computers-Software &
  Services)(a)                       1,500,000        6,233,766
---------------------------------------------------------------
Persetel Holdings Ltd.
  (Computers-Software & Services)      760,000        4,777,143
---------------------------------------------------------------
Protea Furnishers Ltd. (Household
  Furnishings & Appliances)          4,700,000        2,441,559
---------------------------------------------------------------
                                                     13,452,468
---------------------------------------------------------------

SPAIN-1.12%

Azkoyen S.A.
  (Manufacturing-Specialized)           17,000        1,870,970
---------------------------------------------------------------
Corp. Financiera Reunida, S.A.
  (Investment Management)(a)         1,475,000        7,908,847
---------------------------------------------------------------
Mapfre Vida (Insurance-Life &
  Health)                               54,000        3,303,774
---------------------------------------------------------------
Prosegur, CIA de Seguridad S.A.
  (Services- Commercial &
  Consumer)                            400,000        4,482,024
---------------------------------------------------------------
Tele Pizza, S.A. (Restaurants)(a)      100,000        6,867,395
---------------------------------------------------------------
Vidrala S.A.
  (Manufacturing-Specialized)           80,000        3,514,127
---------------------------------------------------------------
                                                     27,947,137
---------------------------------------------------------------

SWEDEN-1.27%

AB Lindex
  (Retail-Specialty-Apparel)           130,000        3,662,265
---------------------------------------------------------------
Allgon A.B.-Class B (Electronic
  Components/Miscellaneous)             57,000          913,230
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
SWEDEN-(CONTINUED)
Assa Abloy A.B.-Class B (Metal
  Fabricators)                         230,000   $    5,251,071
---------------------------------------------------------------
B.T. Industries A.B.
  (Machinery-Diversified)              130,000        2,777,073
---------------------------------------------------------------
Europolitan Holdings A.B.
  (Telecommunications-Cellular &
  Wireless)(a)                          94,400        3,377,775
---------------------------------------------------------------
Hemkopskedjan A.B. (Retail-Food
  Chains)(a)(b)                        100,000        1,034,727
---------------------------------------------------------------
Hoganas A.B. (Metals Mining)           170,000        6,309,831
---------------------------------------------------------------
Munters A.B.(Services-Facilities
  & Environmental)(a) (b)              185,000        1,877,195
---------------------------------------------------------------
Scandic Hotels A.B.
  (Lodging-Hotels)(a)                   39,500          896,541
---------------------------------------------------------------
Telefonaktiebolaget LM
  Ericsson-ADR (Communications
  Equipment)                           122,360        5,414,430
---------------------------------------------------------------
                                                     31,514,138
---------------------------------------------------------------

SWITZERLAND-2.33%

Ares-Serono Group-Class B (Health
  Care-Drugs-Generic & Other)            4,000        7,570,077
---------------------------------------------------------------
Georg Fischer A.G. (Auto Parts &
  Equipment)                             1,800        2,398,715
---------------------------------------------------------------
Gurit-Heberlein A.G. (Chemicals
  Diversified)                           1,400        4,424,210
---------------------------------------------------------------
Kuoni Reisen A.G.
  (Services-Commercial &
  Consumer)                              1,600        6,056,061
---------------------------------------------------------------
Mikron Holding A.G.
  (Machinery-Diversified)(a)            17,000        2,828,781
---------------------------------------------------------------
Mikron Holding A.G. Wts.,
  expiring 12/10/97
  (Machinery-Diversified)(a)            17,000           29,138
---------------------------------------------------------------
Rieter Holdings Ltd.
  (Machinery-Diversified)               24,500       10,585,610
---------------------------------------------------------------
Saurer A.G.
  (Machinery-Diversified)               18,500       12,234,244
---------------------------------------------------------------
Selecta Group (The) (Retail-Speciality)
  (Acquired 05/12/97; Cost
  $2,339,099)(a)(b)                     16,150        2,260,596
---------------------------------------------------------------
Sika Finanz A.G. (Engineering &
  Construction)                         16,500        4,854,847
---------------------------------------------------------------
Sulzer Medica (Health
  Care-Medical Products &
  Supplies)(a)                         120,600        3,226,050
---------------------------------------------------------------
TAG Heuer International S.A.
  (Consumer Jewelry, Novelties &
  Gift)(a)                              13,900        1,588,287
---------------------------------------------------------------
                                                     58,056,616
---------------------------------------------------------------

TAIWAN-0.11%

ASE Test Ltd.
  (Electronics-Semiconductors)(a)       49,100        2,688,225
---------------------------------------------------------------

UNITED KINGDOM-7.55%

Aegis Group PLC
 (Services-Advertising/Marketing)    6,000,000        6,090,233
---------------------------------------------------------------
Airtours PLC (Services-Commercial
  & Consumer)                          815,000       16,134,922
---------------------------------------------------------------
Alexon Group PLC
  (Textiles-Apparel)(a)                555,000        2,206,828
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE

UNITED KINGDOM-(CONTINUED)
Amersham International PLC
  (Health Care-Drugs-Generic &
  Other)                               245,000   $    9,423,293
---------------------------------------------------------------
Avis Europe PLC
  (Services-Commercial &
  Consumer) (Acquired 03/26/97;
  Cost $2,977,263)(b)                1,484,550        3,711,149
---------------------------------------------------------------
Blacks Leisure Group PLC (Retail
  General Merchandise)                 200,000        1,469,709
---------------------------------------------------------------
British-Borneo Petroleum
  Syndicate PLC (Oil &
  Gas/Exploration & Production)      1,080,000        8,624,977
---------------------------------------------------------------
Capita Group PLC (Services
  Commercial & Consumer)               570,000        2,945,458
---------------------------------------------------------------
Compass Group PLC (Services
  Commercial & Consumer)               335,000        3,571,804
---------------------------------------------------------------
Danka Business Systems PLC-ADR
  (Office Equipment & Supplies)        114,700        4,243,900
---------------------------------------------------------------
Dewhirst Group PLC
  (Textiles-Apparel)                   404,000        1,721,640
---------------------------------------------------------------
Dr. Solomon's Group PLC-ADR
  (Computers-Software &
  Services)(a)                         109,600        3,356,500
---------------------------------------------------------------
FirstBus PLC (Shipping)              1,350,000        4,552,575
---------------------------------------------------------------
Games Workshop Group PLC (Leisure
  Time- Products)                      165,000        1,896,277
---------------------------------------------------------------
Goode Durrant PLC (Manufacturing
  Diversified)                         214,000        1,784,421
---------------------------------------------------------------
Graseby PLC (Electronics
  Instrumentation)                     425,000        1,493,827
---------------------------------------------------------------
Holliday Chemical Holdings PLC
  (Chemicals Specialty)                675,000        2,151,714
---------------------------------------------------------------
Independent Insurance Group PLC
  (Insurance-Property-Casualty)        185,000        3,569,413
---------------------------------------------------------------
Jarvis Hotels PLC
  (Lodging-Hotels)                     675,000        1,653,423
---------------------------------------------------------------
JBA Holdings PLC (Computer
  Software & Services)                 150,000        2,378,211
---------------------------------------------------------------
J.D. Wetherspoon PLC (Leisure
  Time- Products)                      105,000        2,853,853
---------------------------------------------------------------
JJB Sports PLC (Retail-General
  Merchandise)                         430,000        4,112,165
---------------------------------------------------------------
Kwik-Fit Holdings PLC
  (Retail-General Merchandise)         880,500        4,778,932
---------------------------------------------------------------
Manchester United PLC (Leisure
  Time-Products)                       500,000        5,360,411
---------------------------------------------------------------
Mayflower Corp. PLC (The)
  (Auto Parts & Equipment)             890,000        2,971,463
---------------------------------------------------------------
Micro Focus Group PLC ADR
  (Computer Software/Services)(a)       80,000        2,685,000
---------------------------------------------------------------
Millennium & Copthorne Hotels PLC
  (Lodging-Hotels)                     350,000        2,266,640
---------------------------------------------------------------
Misys PLC (Services-Commercial &
  Consumer)                            500,000       12,604,097
---------------------------------------------------------------
Parity PLC (Services Commercial &
  Consumer)                            350,000        3,388,216
---------------------------------------------------------------
PizzaExpress PLC (Restaurants)         387,000        4,876,162
---------------------------------------------------------------

                                                     MARKET
                                     SHARES          VALUE
UNITED KINGDOM-(CONTINUED)
Powerscreen International PLC
  (Machinery-Diversified)              515,000   $    6,035,328
---------------------------------------------------------------
Provident Financial PLC (Consumer
  Finance)                           1,000,000       11,576,475
---------------------------------------------------------------
Sage Group PLC (The)
  (Computers-Software & Services)      300,000        3,623,940
---------------------------------------------------------------
Scholl PLC (Health
  Care-Diversified)                    200,000          934,507
---------------------------------------------------------------
Select Appointments Holdings PLC
  (Services-Commercial &
  Consumer)                            300,000        2,753,187
---------------------------------------------------------------
SEMA Group PLC (Manufacturing
  Diversified)                         500,000       11,232,536
---------------------------------------------------------------
Senior Engineering Group PLC
  (Metal Fabricators)                1,100,000        3,063,572
---------------------------------------------------------------
Stagecoach Holdings PLC
  (Shipping)                           790,000        9,662,330
---------------------------------------------------------------
Stanley Leisure PLC (Leisure
  Time-Products)                       425,000        2,185,478
---------------------------------------------------------------
Taylor Woodrow PLC (Engineering &
  Construction)                      1,450,000        4,451,910
---------------------------------------------------------------
TBI PLC (Land Development)             500,000          721,433
---------------------------------------------------------------
Weir Group PLC (The)
  (Machinery-Diversified)              600,000        2,793,454
---------------------------------------------------------------
                                                    187,911,363
---------------------------------------------------------------

VENEZUELA-0.29%

Cia. Anonima Nacional Telefonos
  de Venezuela
  (Telecommunications-Long
  Distance)                            165,000        7,218,750
---------------------------------------------------------------
    Total Foreign Stocks & Other
      Equity
      Interests                                   1,520,076,577
---------------------------------------------------------------

DOMESTIC PREFERRED STOCK-0.23%

LODGING (HOTELS)-0.23%

Royal Caribbean Cruises
  Ltd.-$3.63 Conv. Pfd.                 76,000        5,776,000
---------------------------------------------------------------

DOMESTIC CONVERTIBLE CORPORATE NOTES-0.15%

ADVERTISING/BROADCASTING-0.06%

Jacor Communications Inc., Conv.
  Sr. LYON, 5.50%, 06/12/11(c)    $  2,350,000        1,439,210
---------------------------------------------------------------

INSURANCE (MULTI-LINE)-0.09%

Loews Corp., Conv. Sub. Notes,
  3.125%, 09/15/07                   2,100,000        2,396,415
---------------------------------------------------------------
    Total Domestic Convertible
      Corporate
      Notes                                           3,835,625
---------------------------------------------------------------

FOREIGN CONVERTIBLE CORPORATE BONDS-0.12%

HONG KONG-0.12%

New World Infrastructure Ltd.
  (Services-Commercial &
  Consumer), Conv. Bonds, 5.00%,
  07/15/01 (Acquired
  04/10/97-04/11/97; Cost
  $2,172,563)(b)                     1,850,000        1,748,250
---------------------------------------------------------------

                                   PRINCIPAL         MARKET
FOREIGN CONVERTIBLE CORPORATE        AMOUNT          VALUE
  BONDS-(CONTINUED)
New World Infrastructure Ltd.
  (Services-Commercial &
  Consumer), Conv. Bonds, 5.00%,
  07/15/01                        $  1,170,000   $    1,105,650
---------------------------------------------------------------
    Total Foreign Convertible
      Corporate
      Bonds                                           2,853,900
---------------------------------------------------------------

REPURCHASE AGREEMENT(D)-5.40%
SBC Warburg Inc., 5.40%,
  11/03/97(e)                     $134,491,340   $  134,491,340
---------------------------------------------------------------
TOTAL INVESTMENTS-98.87%                          2,461,010,253
---------------------------------------------------------------
OTHER ASSETS LESS
  LIABILITIES-1.13%                                  28,169,726
---------------------------------------------------------------
NET ASSETS-100.00%                                2,489,179,979
===============================================================

Investment Abbreviations:

ADR  - American Depository Receipt
Conv. - Convertible
GDR - Global Depository Receipt
LYON - Liquid Yield Option Notes
Pfd.  - Preferred
Rts.  - Rights
Sr.  - Senior
Sub.  - Subordinated
Wts.  - Warrants

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The valuation of these securities has been determined in accordance with procedures established by the Board of Directors. The aggregate market value of these securities at 10/31/97 was $20,934,090, which represented 0.84% of the Fund's net assets.
(c) Zero coupon bond. The interest rate shown represents the rate of the original issue discount.
(d) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(e) Joint repurchase agreement entered into 10/31/97 with a maturing value of $300,135,000. Collateralized by $295,632,000 U.S. Government obligations, 5.25% to 8.875% due 12/31/97 to 08/15/02 with an aggregate market value at 10/31/97 of $306,259,515.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 1997

ASSETS:

Investments, at market value (cost
  $1,987,194,427)                             $2,461,010,253
------------------------------------------------------------
Foreign currencies, at market value (cost
  $19,159,068)                                    19,307,806
------------------------------------------------------------
Receivables for:
  Investments sold                                11,150,791
------------------------------------------------------------
  Capital stock sold                              18,652,156
------------------------------------------------------------
  Dividends and interest                           1,503,948
------------------------------------------------------------
Investment for deferred compensation plan             17,360
------------------------------------------------------------
Other assets                                          69,112
------------------------------------------------------------
    Total assets                               2,511,711,426
------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                           11,143,700
------------------------------------------------------------
  Capital stock reacquired                         6,695,997
------------------------------------------------------------
  Deferred compensation                               17,360
------------------------------------------------------------
Accrued advisory fees                              1,984,585
------------------------------------------------------------
Accrued administrative services fees                   8,156
------------------------------------------------------------
Accrued directors' fees                                6,600
------------------------------------------------------------
Accrued distribution fees                          1,704,146
------------------------------------------------------------
Accrued transfer agent fees                          542,373
------------------------------------------------------------
Accrued operating expenses                           428,530
------------------------------------------------------------
    Total liabilities                             22,531,447
------------------------------------------------------------
Net assets applicable to shares outstanding   $2,489,179,979
============================================================

NET ASSETS:

Class A                                       $1,242,504,885
============================================================
Class B                                       $1,241,999,324
============================================================
Class C                                       $    4,675,770
============================================================

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

CLASS A:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                     71,884,207
============================================================
CLASS B:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                     73,069,124
============================================================
CLASS C:
  Authorized                                     200,000,000
------------------------------------------------------------
  Outstanding                                        275,023
============================================================
CLASS A:

  Net asset value and redemption price per
    share                                     $        17.28
============================================================
  Offering price per share:
    (Net asset value $17.28 divided by 95.25%)$        18.14
============================================================
CLASS B:

  Net asset value and offering price per
    share                                     $        17.00
============================================================
CLASS C:

  Net asset value and offering price per
    share                                     $        17.00
============================================================

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 1997

INVESTMENT INCOME:

Dividends (net of $1,998,577 foreign
  withholding tax)                               $ 17,106,552
-------------------------------------------------------------
Interest                                            2,731,848
-------------------------------------------------------------
    Total investment income                        19,838,400
-------------------------------------------------------------

EXPENSES:

Advisory fees                                      19,996,061
-------------------------------------------------------------
Administrative services fees                          109,161
-------------------------------------------------------------
Directors' fees                                        20,096
-------------------------------------------------------------
Distribution fees-Class A                           5,877,002
-------------------------------------------------------------
Distribution fees-Class B                          11,173,566
-------------------------------------------------------------
Distribution fees-Class C                               6,233
-------------------------------------------------------------
Custodian fees                                      1,728,899
-------------------------------------------------------------
Transfer agent fees-Class A                         2,809,254
-------------------------------------------------------------
Transfer agent fees-Class B                         3,311,554
-------------------------------------------------------------
Transfer agent fees-Class C                             1,951
-------------------------------------------------------------
Other                                               1,293,733
-------------------------------------------------------------
    Total expenses                                 46,327,510
-------------------------------------------------------------
Less: Expenses paid indirectly                        (61,449)
-------------------------------------------------------------
    Net expenses                                   46,266,061
-------------------------------------------------------------
Net investment income (loss)                      (26,427,661)
-------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) on sales of:
  Investment securities                           (60,146,645)
-------------------------------------------------------------
  Foreign currencies                               (1,044,469)
-------------------------------------------------------------
                                                  (61,191,114)
-------------------------------------------------------------
Net unrealized appreciation of:
  Investment securities                           272,184,029
-------------------------------------------------------------
  Foreign currencies                                  217,562
-------------------------------------------------------------
                                                  272,401,591
-------------------------------------------------------------
    Net gain (loss) on investment securities
      and foreign
      currencies                                  211,210,477
-------------------------------------------------------------
Net increase in net assets resulting from
  operations                                     $184,782,816
=============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended October 31, 1997 and 1996

                                                                   1997               1996
OPERATIONS:

  Net investment income (loss)                                $  (26,427,661)    $   (8,221,031)
-----------------------------------------------------------------------------------------------
  Net realized gain (loss) on sales of investment securities
    and foreign currencies                                       (61,191,114)       (32,408,407)
-----------------------------------------------------------------------------------------------
  Net unrealized appreciation of investment securities and
foreign currencies                                               272,401,591        171,434,202
-----------------------------------------------------------------------------------------------
         Net increase in net assets resulting from
  operations                                                     184,782,816        130,804,764
-----------------------------------------------------------------------------------------------
Distributions to shareholders from net realized capital gains:
  Class A                                                                 --           (766,625)
-----------------------------------------------------------------------------------------------
  Class B                                                                 --           (520,242)
-----------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        221,978,537        657,118,189
-----------------------------------------------------------------------------------------------
  Class B                                                        350,877,196        635,669,948
-----------------------------------------------------------------------------------------------
  Class C                                                          5,007,454                 --
-----------------------------------------------------------------------------------------------
         Net increase in net assets                              762,646,003      1,422,306,034
-----------------------------------------------------------------------------------------------

NET ASSETS:

Beginning of period                                            1,726,533,976        304,227,942
-----------------------------------------------------------------------------------------------
End of period                                                 $2,489,179,979     $1,726,533,976
===============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $2,116,538,293     $1,557,038,579
-----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                         (36,158)           (14,054)
-----------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) on sales of
    investment securities and
    foreign currencies                                          (101,414,669)       (32,181,471)
-----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           474,092,513        201,690,922
-----------------------------------------------------------------------------------------------
                                                              $2,489,179,979     $1,726,533,976
===============================================================================================

NOTES TO FINANCIAL STATEMENTS

October 31, 1997
NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Global Aggressive Growth Fund (the "Fund") is a series portfolio of AIM International Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company consisting of four operating series portfolios: AIM Global Aggressive Growth Fund, AIM Global Growth Fund, AIM Global Income Fund and AIM International Equity Fund. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class are voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to provide above-average long-term growth of capital appreciation. The Fund seeks to achieve its objective by investing in a portfolio of global equity securities including securities of selected companies with relatively small market capitalization.
  The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
A. Security Valuations -- A security listed or traded on an exchange (except convertible bonds) is valued at the last sales price on the exchange where the security is principally traded or, lacking any sales, at the mean between the closing bid and asked prices on the day of valuation. If a mean is not available, as is the case in some foreign markets, the closing bid will be used absent a last sales price. Securities traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) are valued at the mean between the closing bid and asked prices on valuation date. Securities reported on the NASDAQ National Market System are valued at the last sales price on the valuation date or, absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market quotations are either not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts -- A forward currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a forward currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a forward currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distributions -- Securities transactions are accounted for on a trade date basis. Realized gains or losses are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on an accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On October 31, 1997, capital was decreased by $18,363,473, undistributed net investment income was increased by $26,405,557 and undistributed net realized gains decreased by $8,042,084 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
E. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements. The Fund has a capital loss carryforward of $91,801,587 (which may be carried forward to offset future taxable capital gains, if any) which expires, if not previously utilized, through the year 2005.
F. Expenses -- Distribution and transfer agency expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the first $1 billion of the Fund's average daily net assets, plus 0.85% of the Fund's average daily net assets in excess of $1 billion.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to reimburse AIM for administrative costs incurred in providing accounting services to the Fund. During the year ended October 31, 1997, AIM was reimbursed $109,161 for such services.
  The Fund, pursuant to a transfer agency and services agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") for certain costs incurred in providing transfer agency services to the Fund. During the year ended October 31, 1997, AFS was paid $3,429,751 for such services.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor of the Class A, Class B and Class C shares of the Fund. The Company has adopted distribution plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and Class C shares (the "Class A and Class C Plan"), and the Fund's Class B shares (the "Class B Plan"), (collectively, the "Plans"). The Fund, pursuant to the Class A and Class C Plan, pays AIM Distributors compensation at the annual rate of 0.50% of the average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The Class A and Class C Plan is designed to compensate AIM Distributors for certain promotional and other sales related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class A or Class C shares of the Fund. The Fund, pursuant to the Class B Plan, will pay AIM Distributors an annual rate of 1.00% of the average daily net assets attributable to the Class B shares. Of this amount, the Fund pays a service fee of 0.25% of the average daily net assets of the Class B shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own Class B shares of the Fund. Any amounts not paid as a service fee under such Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. AIM Distributors may, from time to time, assign, transfer or pledge to one or more designees, its rights to all or a designated portion of (a) compensation received by AIM Distributors from the Fund pursuant to the Class B Plan (but not AIM Distributors' duties and obligations pursuant to the Class B Plan) and (b) any contingent deferred sales charges received by AIM Distributors related to the Class B shares. During the year ended October 31, 1997, Class A shares and Class B shares and the period August 4, 1997 through October 31, 1997 Class C shares paid AIM Distributors $5,877,002, $11,173,566 and $6,233, respectively, as compensation under the Plans.
  AIM Distributors received commissions of $2,200,552 from the sales of the Class A shares of the Fund during the year ended October 31, 1997. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the year ended October 31, 1997, AIM Distributors received commissions of $133,018 in contingent deferred sales charges imposed on redemptions of Fund shares. Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 1997, the Fund paid legal fees of $8,986 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

AIM has directed certain portfolio trades to brokers who paid a portion of the Fund's expenses related to pricing services used by the Fund which reduced the Fund's expenses by $8,359 for the year ended October 31, 1997. The Fund also received reductions in transfer agency fees from AFS (an affiliate of AIM) and custodian fees of $29,827 and $23,263, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $61,449 during the year ended October 31, 1997.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. Interest on borrowings under the line of credit is payable on maturity or prepayment date. Prior to an amendment of the line of credit on July 15, 1997, the Fund was limited to borrowing up to the lesser of i) $325,000,000 or ii) the limit set by its prospectus for borrowings. During the year ended October 31, 1997, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.05% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 1997 was $1,686,305,972 and $1,247,124,354, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities as of October 31, 1997, on a tax basis, is as follows.

Aggregate unrealized appreciation of
  investment securities                     $ 600,581,618
---------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                      (136,378,875)
---------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $ 464,202,743
=========================================================

Cost of investments for tax purposes is $1,996,807,510.

NOTE 7-CAPITAL STOCK

Changes in the Fund's capital stock outstanding during the years ended October 31, 1997 and 1996 were as follows:

                                  1997                          1996
                       ---------------------------   ---------------------------
                         SHARES         AMOUNT         SHARES         AMOUNT
                       -----------   -------------   ----------   --------------
Sold:
  Class A               41,562,019   $ 712,389,030   50,205,954   $  748,519,743
---------------------  -----------   -------------   ----------   --------------
  Class B               31,043,322     516,329,374   45,280,451      673,914,740
---------------------  -----------   -------------   ----------   --------------
  Class C*                 281,009       5,113,170           --               --
---------------------  -----------   -------------   ----------   --------------
Issued as
  reinvestment of
  dividends:
  Class A                       --              --       56,549          727,221
---------------------  -----------   -------------   ----------   --------------
  Class B                       --              --       38,442          491,285
---------------------  -----------   -------------   ----------   --------------
Reacquired:
  Class A              (28,025,133)   (490,410,493)  (6,124,044)     (92,128,775)
---------------------  -----------   -------------   ----------   --------------
  Class B               (9,784,297)   (165,452,178)  (2,588,161)     (38,736,077)
---------------------  -----------   -------------   ----------   --------------
  Class C*                  (5,986)       (105,716)          --               --
---------------------  -----------   -------------   ----------   --------------
                        35,070,934   $ 577,863,187   86,869,191   $1,292,788,137
=====================  ===========   =============   ==========   ==============

* Class C commenced sales on August 4, 1997.

NOTE 8-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A and Class B capital stock outstanding during each of the years in the three-year period ended October 31, 1997 and the period September 15, 1994 (date sales commenced) through October 31, 1994, and for a share of Class C capital stock outstanding for the period August 4, 1997 (date sales commenced) through October 31, 1997.

                                                                 1997           1996           1995           1994
                                                              ----------    ------------   ------------   ------------
CLASS A:
Net asset value, beginning of period                          $    15.76      $  13.09       $  10.22       $  10.00
------------------------------------------------------------  ----------      --------       --------       --------
Income from investment operations:
  Net investment income (loss)                                     (0.15)(a)      (0.09)(a)      (0.09)(a)         --
------------------------------------------------------------  ----------      --------       --------       --------
  Net gains on securities (both realized and unrealized)            1.67          2.81           2.96           0.22
------------------------------------------------------------  ----------      --------       --------       --------
         Total from investment operations                           1.52          2.72           2.87           0.22
------------------------------------------------------------  ----------      --------       --------       --------
Less distributions:
  Distributions from net realized gains                               --         (0.05)            --             --
------------------------------------------------------------  ----------      --------       --------       --------
Net asset value, end of period                                $    17.28      $  15.76       $  13.09       $  10.22
============================================================  ==========      ========       ========       ========
Total return(b)                                                     9.65%        20.83%         28.08%          2.20%
============================================================  ==========      ========       ========       ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,242,505      $919,319       $186,029       $ 18,410
============================================================  ==========      ========       ========       ========
Ratio of expenses to average net assets                             1.75%(c)(d)   1.83%          2.11%         2.02%(e)(f)
============================================================  ==========      ========       ========       ========
Ratio of net investment income (loss) to average net assets       (0.88)%(c)      (0.62)%       (0.68)%         0.27%(f)(g)
============================================================  ==========      ========       ========       ========
Portfolio turnover rate                                               57%           44%            64%             2%
============================================================  ==========      ========       ========       ========
Average brokerage commission rate paid(h)                     $   0.0131      $ 0.0155            N/A            N/A
============================================================  ==========      ========       ========       ========

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(c) Ratios are based on average net assets of $1,175,400,376.
(d) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average net assets would have been the same.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements is 4.03% (annualized) for 1994.
(f)  Annualized.
(g) After fee waivers and/or expense reimbursements. Ratio of net investment income (loss) to average net assets prior to fee waivers and/or expense reimbursements is (1.74)% (annualized) for 1994.
(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                                 1997           1996           1995           1994
                                                              ----------    ------------   ------------   ------------
CLASS B:
Net asset value, beginning of period                          $    15.58      $  13.02       $  10.21       $  10.00
------------------------------------------------------------  ----------      --------       --------       --------
Income from investment operations:
  Net investment income (loss)                                     (0.24)(a)     (0.17)(a)      (0.14)(a)         --
------------------------------------------------------------  ----------      --------       --------       --------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     1.66          2.78           2.95           0.21
------------------------------------------------------------  ----------      --------       --------       --------
         Total from investment operations                           1.42          2.61           2.81           0.21
------------------------------------------------------------  ----------      --------       --------       --------
Less distributions:
  Distributions from net realized gains                               --         (0.05)            --             --
------------------------------------------------------------  ----------      --------       --------       --------
Net asset value, end of period                                $    17.00      $  15.58       $  13.02       $  10.21
============================================================  ==========      ========       ========       ========
Total return(b)                                                     9.11%        20.09%         27.52%          2.10%
============================================================  ==========      ========       ========       ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $1,241,999      $807,215       $118,199       $  6,201
============================================================  ==========      ========       ========       ========
Ratio of expenses to average net assets                             2.30%(c)(d)   2.37%          2.62%          2.54%(e)(f)
============================================================  ==========      ========       ========       ========
Ratio of net investment income (loss) to average net assets        (1.44)%(c)    (1.16)%        (1.19)%        (0.25)%(f)(g)
============================================================  ==========      ========       ========       ========
Portfolio turnover rate                                               57%           44%            64%             2%
============================================================  ==========      ========       ========       ========
Average brokerage commission rate paid(h)                     $   0.0131      $ 0.0155            N/A            N/A
============================================================  ==========      ========       ========       ========

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(c) Ratios are based on average net assets of $1,117,630,574.
(d) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average assets would have been the same.
(e) After fee waivers and expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements is 4.43% (annualized) for 1994.
(f) Annualized.
(g) After fee waivers and expense reimbursements. Ratio of net investment income
    (loss) to average net assets prior to fee waivers and/or expense reimbursements is (2.14)% (annualized) for 1994.
(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                                 1997
                                                              ----------
CLASS C:
Net asset value, beginning of period                          $    18.39
------------------------------------------------------------  ----------
Income from investment operations:
  Net investment income (loss)                                     (0.04)(a)
------------------------------------------------------------  ----------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    (1.35)
------------------------------------------------------------  ----------
         Total from investment operations                          (1.39)
------------------------------------------------------------  ----------
Less distributions:
  Distributions from net realized gains                               --
------------------------------------------------------------  ----------
Net asset value, end of period                                $    17.00
============================================================  ==========
Total return(b)                                                    (7.56)%
============================================================  ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $    4,676
============================================================  ==========
Ratio of expenses to average net assets                             2.36%(c)(d)
============================================================  ==========
Ratio of net investment income (loss) to average net assets        (1.50)%(c)
============================================================  ==========
Portfolio turnover rate                                               57%
============================================================  ==========
Average brokerage commission rate paid(e)                     $   0.0131
============================================================  ==========

(a) Calculated using average shares outstanding.
(b) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(c) Ratios are annualized and based on average net assets of $2,556,355.
(d) Ratio includes indirectly paid expenses. Excluding indirectly paid expenses, the ratio of expenses to average assets would have been the same.
(e) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                       INDEPENDENT AUDITORS' REPORT

                       The Board of Directors and Shareholders of
                       AIM International Funds, Inc.:

                       We have audited the accompanying statement of assets and liabilities of the AIM Global Aggressive Growth Fund (a portfolio of AIM International Funds, Inc.), including the schedule of investments, as of October 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for the three-year period then ended and the period September 15, 1994 (date operations commenced) through October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
                         We conducted our audits in accordance with generally
                       accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
                         In our opinion, the financial statements and financial
                       highlights referred to above present fairly, in all material respects, the financial position of AIM Global Aggressive Growth Fund as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, the financial highlights for the three-year period then ended and the period September 15, 1994 (date operations commenced) through October 31, 1994, in conformity with generally accepted accounting principles.

                                                    KPMG Peat Marwick LLP

                       Houston, Texas
                       December 5, 1997

SUPPLEMENTAL PROXY INFORMATION -- SHAREHOLDER MEETING

--------------------------------------------------------------------------------

An annual meeting of shareholders of the Company was held on February 7, 1997. The meeting was held for the following purposes:

(1) To elect directors as follows: Charles T. Bauer, Bruce L. Crockett, Owen Daly II, Carl Frischling, Robert H. Graham, John F. Kroeger, Lewis F. Pennock, Ian W. Robinson and Louis S. Sklar.

(2) To approve a new Investment Advisory Agreement between the Company and AIM.

(3) To approve the elimination of the fundamental investment policy prohibiting or restricting investments in other companies and/or the amendment of certain related fundamental investment policies.

(4) Ratification of KPMG Peat Marwick LLP as independent accountants for the Company's fiscal year ended October 31, 1997.

The following votes were cast with respect to each item:

                                                                                        Votes           Withheld/
                           Director/Matter                          Votes For          Against         Abstentions
                           ---------------                          ---------         ---------        -----------
(1)  Charles T. Bauer............................................  130,433,380              N/A         3,798,959
     Bruce L. Crockett...........................................  130,563,964              N/A         3,668,375
     Owen Daly II................................................  130,421,284              N/A         3,811,055
     Carl Frischling.............................................  130,515,713              N/A         3,716,626
     Robert H. Graham............................................  130,587,498              N/A         3,644,841
     John F. Kroeger.............................................  130,446,846              N/A         3,785,493
     Lewis F. Pennock............................................  130,506,142              N/A         3,726,197
     Ian W. Robinson.............................................  130,446,093              N/A         3,786,246
     Louis S. Sklar..............................................  130,573,480              N/A         3,658,859
(2)  Approval of the new Investment Advisory Agreement...........   59,560,291          868,768         2,843,639
(3)  Elimination of Policy prohibiting investments in other
     investment companies........................................   44,936,713        2,141,368         2,956,734
(4)  KPMG Peat Marwick LLP.......................................  128,509,801          995,829         4,726,709

Directors & Officers

BOARD OF DIRECTORS                            OFFICERS                                        OFFICE OF THE FUND

Charles T. Bauer                              Charles T. Bauer                                11 Greenway Plaza
Chairman                                      Chairman                                        Suite 100
A I M Management Group Inc.                                                                   Houston, TX 77046
                                              Robert H. Graham
Bruce L. Crockett                             President                                       INVESTMENT ADVISOR
Director
ACE Limited;                                  John J. Arthur                                  A I M Advisors, Inc.
Formerly Director, President, and Chief       Senior Vice President and Treasurer             11 Greenway Plaza
Executive Officer                                                                             Suite 100
COMSAT Corporation                            Carol F. Relihan                                Houston, TX 77046
                                              Senior Vice President
Owen Daly II                                  and Secretary                                   TRANSFER AGENT
Director
Cortland Trust Inc.                           Gary T. Crum                                    A I M Fund Services, Inc.
                                              Senior Vice President                           P.O. Box 4739
Jack Fields                                                                                   Houston, TX 77210-4739
Formerly Member of the                        Dana R. Sutton
U.S. House of Representatives                 Vice President and Assistant Treasurer          CUSTODIAN

Carl Frischling                               Robert G. Alley                                 State Street Bank & Trust Company
Partner                                       Vice President                                  225 Franklin Street
Kramer, Levin, Naftalis & Frankel                                                             Boston, MA 02110
                                              Melville B. Cox
Robert H. Graham                              Vice President                                  COUNSEL TO THE FUND
President and Chief Executive Officer
A I M Management Group Inc.                   Jonathan C. Schoolar                            Ballard Spahr
                                              Vice President                                  Andrews & Ingersoll
John F. Kroeger                                                                               1735 Market Street
Formerly Consultant                           P. Michelle Grace                               Philadelphia, PA 19103
Wendell & Stockel Associates, Inc.            Assistant Secretary
                                                                                              COUNSEL TO THE DIRECTORS
Lewis F. Pennock                              Nancy L. Martin
Attorney                                      Assistant Secretary                             Kramer, Levin, Naftalis & Frankel
                                                                                              919 Third Avenue
Ian W. Robinson                               Ofelia M. Mayo                                  New York, NY 10022
Consultant; Formerly Executive                Assistant Secretary
Vice President and                                                                            DISTRIBUTOR
Chief Financial Officer                       Kathleen J. Pflueger
Bell Atlantic Management                      Assistant Secretary                             A I M Distributors, Inc.
Services, Inc.                                                                                11 Greenway Plaza
                                              Samuel D. Sirko                                 Suite 100
Louis S. Sklar                                Assistant Secretary                             Houston, TX 77046
Executive Vice President
Hines Interests                               Stephen I. Winer                                AUDITORS
Limited Partnership                           Assistant Secretary
                                                                                              KPMG Peat Marwick LLP
                                              Mary J. Benson                                  700 Louisiana
                                              Assistant Treasurer                             Houston, TX 77002













                             HOW AIM MAKES INVESTING
                                  EASY FOR YOU

        o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

        o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

        o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

        o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

        o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM Funds.

        o RETIREMENT PLANS. You may purchase shares of the Fund for your Individual Retirement Account (IRA) or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

        o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

        o WWW.AIMFUNDS.COM. As a current shareholder, you can check account balances 24-hours-a-day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering or forgery.


                   -----------------------------------------

                              Current shareholders
                                  can call our

                              AIM Investor Line at

                                  800-246-5463

                                for 24-hour-a-day

                              account information.

                    -----------------------------------------

                                                                       THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                       AGGRESSIVE GROWTH
                                                                       AIM Aggressive Growth Fund*
                                                                       AIM Capital Development Fund
                                                                       AIM Constellation Fund
                                                                       AIM Global Aggressive Growth Fund

                                                                       GROWTH OF CAPITAL
                                                                       AIM Advisor International Value Fund
                 [PHOTO OF                                             AIM Blue Chip Fund
              11 GREENWAY PLAZA                                        AIM Global Growth Fund
               APPEARS HERE]                                           AIM Growth Fund
                                                                       AIM International Equity Fund
                                                                       AIM Value Fund
                                                                       AIM Weingarten Fund

                                                                       GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                                       AIM Advisor Flex Fund
                                                                       AIM Advisor Large Cap Value Fund
                                                                       AIM Advisor MultiFlex Fund
                                                                       AIM Advisor Real Estate Fund
                                                                       AIM Balanced Fund
                                                                       AIM Charter Fund
                                                                       AIM Global Utilities Fund

                                                                       HIGH CURRENT INCOME OR CURRENT INCOME
                                                                       AIM High Yield Fund
                                                                       AIM Global Income Fund
                                                                       AIM Income Fund

                                                                       CURRENT TAX-FREE INCOME
                                                                       AIM Municipal Bond Fund
                                                                       AIM Tax-Exempt Bond Fund of Connecticut
                                                                       AIM Tax-Free Intermediate Shares

                                                                       CURRENT INCOME AND HIGH DEGREE OF SAFETY
                                                                       AIM Intermediate Government Fund
                                                                       AIM Limited Maturity Treasury Shares
                                                                       AIM Money Market Fund
                                                                       AIM Tax-Exempt Cash Fund

A I M Management Group Inc. has provided leadership in the             *AIM Aggressive Growth Fund was closed to new investors on
mutual fund industry since 1976 and managed approximately              June 5, 1997.  For more complete information about any AIM
$82 billion in assets for more than 3.6 million shareholders,          Fund(s), including sales charges and expenses, ask your
including individual investors, corporate clients, and financial       financial consultant or securities dealer for a free
institutions as of September 30, 1997. The AIM Family of               prospectus(es). Please read the prospectus(es) carefully
Funds--Registered Trademark-- is distributed nationwide, and           before you invest or send money.
AIM today ranks among the nation's top 15 mutual fund
companies in assets under management, according to Lipper                             INVEST WITH DISCIPLINE-SM-
Analytical Services, Inc.

[AIM LOGO APPEARS HERE]                                                                        -----------------
                                                                                                  BULK RATE
A I M Distributors, Inc.                                                                         U.S. POSTAGE
11 Greenway Plaza, Suite 100                                                                         PAID
Houston, TX 77046                                                                                 HOUSTON, TX
                                                                                                Permit No. 1919
                                                                                               -----------------